UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

                       TEMPLETON INSTITUTIONAL FUNDS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                            --------------

Date of fiscal year end:  12/31
                          -----

Date of reporting period:  12/31/07
                           --------

Item 1. Reports to Stockholders.


                                [GRAPHIC OMITTED]

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                                  ANNUAL REPORT                   | 12  31  2007
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                                             TEMPLETON INSTITUTIONAL FUNDS, INC.
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                                             Foreign Equity Series

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

Contents

ANNUAL REPORT

TIFI Foreign Equity Series ............................................       1

Performance Summary ...................................................       6

Your Fund's Expenses ..................................................       9

Financial Highlights and Statement of Investments .....................      11

Financial Statements ..................................................      18

Notes to Financial Statements .........................................      21

Report of Independent Registered Public Accounting Firm ...............      30

Tax Designation .......................................................      31

Board Members and Officers ............................................      33

Shareholder Information ...............................................      38

--------------------------------------------------------------------------------

Annual Report

TIFI Foreign Equity Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIFI Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Institutional Funds, Inc. (TIFI) Foreign Equity Series' (Fund's) annual report for the fiscal year ended December 31, 2007.

PERFORMANCE OVERVIEW

For the year under review, the Fund's Primary Shares posted a cumulative total return of +18.45%. The Fund outperformed its benchmarks, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index and the MSCI Europe, Australasia, Far East (EAFE) Index, which posted total returns of +17.12% and +11.63% for the same period. 1 Please note that index performance information is provided for reference

1. Source: Standard & Poor's Micropal. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.

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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
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                                                               Annual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Europe                                          67.2%
Asia                                            20.7%
North America                                    2.2%
Latin America                                    1.9%
Australia & New Zealand                          1.1%
Middle East & Africa                             0.6%
Short-Term Investments & Other Net Assets        6.3%

and that we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation, the global economy remained resilient in 2007. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment, and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. These were initially centered on the U.S. subprime mortgage market but spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity in the first half of the year. This was an important driver of equity performance, but as liquidity dried up in the second half of the year, significantly slower money flows from private equity weighed on market performance. However, global merger and acquisition activity still reached record levels. The staggering $4.5 trillion of deals announced in 2007 eclipsed the previous record from 2006 by 24%. 2

To alleviate the credit crunch and restore investor confidence, the world's major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate by a full percentage point. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile.

For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns, making this an exceptionally strong period for investors in global equities. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while

2. Source: "For Deal Makers, Tale of Two Halves," THE WALL STREET JOURNAL,
1/2/08.


2 | Annual Report
emerging market equity returns more than tripled those in developed markets. Led by the BRIC countries, Brazil, Russia, India and China, emerging market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, investment inflows from developed economies continued to underpin equity prices in emerging markets. In addition, U.S. dollar weakness relative to the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

INVESTMENT STRATEGY

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental internal research evaluates a company's potential to grow earnings, asset value and/or cash flow over a five-year horizon. Stocks are selected for purchase or sale utilizing strict valuation parameters, reflecting our focus on individual companies rather than countries or sectors.

MANAGER'S DISCUSSION

Templeton's investment philosophy is strictly based on bottom-up stock selection, and our disciplined application of this process benefited the Fund's relative performance in 2007. Eight out of 10 major sectors contributed to the Fund's results relative to the MSCI AC World ex USA Index. Most significant were the financials and telecommunication services sectors where stock selection and relative weights contributed. 3 The Fund was underweighted in financials, which suffered from troubles in the subprime lending market and the fallout from the subsequent credit crunch. On the other hand, the Fund benefited from its overweighted exposure to telecommunications companies, which investors sought out for their defensive, utility-like characteristics and positive growth prospects in emerging economies.

In the financials sector, the Fund largely avoided exposure to certain Japanese and U.K.-based banks that were top detractors from index performance in 2007. At the same time, the Fund maintained sizable positions in Indian financial companies that contributed to performance. ICICI Bank, India's second-largest bank, and Housing Development Finance Corp., which finances home ownership and insurance products throughout India, were

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 12/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Commercial Banks                                13.2%
Diversified Telecommunication Services           9.6%
Oil, Gas & Consumable Fuels                      6.6%
Pharmaceuticals                                  5.4%
Insurance                                        5.2%
Media                                            4.5%
Industrial Conglomerates                         4.2%
Food Products                                    3.9%
Aerospace & Defense                              3.9%
Wireless Telecommunication Services              2.8%
Semiconductors & Semiconductor Equipment         2.3%
Electric Utilities                               2.3%
Household Durables                               2.0%
Other                                           27.8%
Short-Term Investments & Other Net Assets        6.3%

3. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, real estate management and development, and thrifts and mortgage finance in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.


                                                               Annual Report | 3

TOP 10 EQUITY HOLDINGS
12/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Telefonica SA, ord. & ADR                                                   2.0%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   SPAIN
--------------------------------------------------------------------------------
Housing Development Finance Corp.                                           1.9%
   THRIFTS & MORTGAGE FINANCE, INDIA
--------------------------------------------------------------------------------
Siemens AG                                                                  1.8%
   INDUSTRIAL CONGLOMERATES, GERMANY
--------------------------------------------------------------------------------
E.ON AG                                                                     1.7%
   ELECTRIC UTILITIES, GERMANY
--------------------------------------------------------------------------------
ICICI Bank Ltd.                                                             1.7%
   COMMERCIAL BANKS, INDIA
--------------------------------------------------------------------------------
Rolls-Royce Group PLC, ord. & B                                             1.6%
   AEROSPACE & DEFENSE, U.K.
--------------------------------------------------------------------------------
Telenor ASA                                                                 1.6%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   NORWAY
--------------------------------------------------------------------------------
France Telecom SA                                                           1.6%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   FRANCE
--------------------------------------------------------------------------------
Celesio AG                                                                  1.6%
   HEALTH CARE PROVIDERS & SERVICES,
   GERMANY
--------------------------------------------------------------------------------
Sanofi-Aventis, ord. & ADR                                                  1.6%
   PHARMACEUTICALS, FRANCE
--------------------------------------------------------------------------------

among the Fund's top 10 contributors for the year. Due in part to these shares' strong performance, the Fund's weighting in financials approached that of the index after years of underexposure to this sector. In the telecommunication services sector, notable contributors included Hong Kong-based China Mobile, the world's largest wireless operator, as measured by number of subscribers, and Telefonica, a leading fixed-line and wireless services provider serving Spanish- and Portuguese-speaking populations worldwide. These two companies were also among the top 10 contributors to Fund performance for the year.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Although the Fund performed well, there were some detractors from relative performance. The Fund's returns in the energy and materials sectors, while still strong on an absolute basis, underperformed the index's sector returns. 4 Stock selection and underweightings hindered relative performance. Sector allocations at Templeton have always resulted from our bottom-up process of stock selection.

The Fund's energy exposure in 2007 was concentrated among large, integrated oil and gas companies, primarily from Europe. Our analysts have identified the greatest potential for value creation in this arena over the longer term, and these holdings generally performed well last year. The Fund's relative underperformance in the energy sector reflected, instead, the Fund's lack of exposure to several Brazilian and Indian energy companies that also performed very well.

4. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The materials sector comprises chemicals, and paper and forest products in the SOI.


4 | Annual Report

Despite our cautionary long-term assessment for the sector, materials-related stocks continued to climb, in part because demand in emerging market countries for materials (metals and mining, in particular) remained robust. However, based on our analysis, we believed that speculative financial elements, rather than pure underlying economic demand, skewed prices -- of shares and underlying commodities -- above what the forces of supply and demand might justify. Therefore, given the high valuations already factored into these shares, we remained comfortable with the Fund's underweighted position as of year-end 2007, even if it resulted in near-term underperformance.

As long-term investors, we sought to take advantage of increased market volatility and consequently paid close attention to share price movements at the company level. We added new positions and increased existing ones, or trimmed and liquidated others, as we employed our disciplined valuation parameters seeking to further what we considered was our shareholders' longer-term best interests.

Thank you for your continued participation in TIFI Foreign Equity Series. We look forward to serving your future investment needs.

[PHOTO OMITTED]  /s/ Gary P. Motyl

                 Gary P. Motyl, CFA
                 Chief Investment Officer -
                 Templeton Global Equity Group
                 President - Templeton Investment Counsel, LLC

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

Performance Summary as of 12/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
PRIMARY SHARES (SYMBOL: TFEQX)                     CHANGE   12/31/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.93     $28.60     $26.67
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
--------------------------------------------------------------------------------
Dividend Income                          $1.1627
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.0635
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $1.6468
--------------------------------------------------------------------------------
   TOTAL                                 $2.8730
--------------------------------------------------------------------------------
SERVICE SHARES (SYMBOL: N/A)                       CHANGE   12/31/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              +$1.91     $28.58     $26.67
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
--------------------------------------------------------------------------------
Dividend Income                          $1.1627
--------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.0635
--------------------------------------------------------------------------------
Long-Term Capital Gain                   $1.6468
--------------------------------------------------------------------------------
   TOTAL                                 $2.8730
--------------------------------------------------------------------------------

PERFORMANCE

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------
PRIMARY SHARES 1                                         1-YEAR         5-YEAR        10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                +18.45%       +200.28%       +196.94%
----------------------------------------------------------------------------------------------------
Average Annual Total Return 3                            +18.45%        +24.60%        +11.50%
----------------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4                     $1,184,528     $3,002,801     $2,969,430
----------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5       0.82%
----------------------------------------------------------------------------------------------------
SERVICE SHARES                                                          1-YEAR   INCEPTION (9/18/06)
----------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                               +18.37%        +34.27%
----------------------------------------------------------------------------------------------------
Average Annual Total Return 3                                           +18.37%        +25.78%
----------------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4                                    $1,183,704     $1,342,726
----------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5       0.82%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL
1-800/321-8563.


6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $1,000,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

PRIMARY SHARES (1/1/98-12/31/07) 1
$ Millions

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   TIFI Foreign     MSCI AC World      MSCI EAFE
    Date          Equity Series    ex USA Index 6       Index 6          CPI 6

   Dec-97           $1,000,000       $1,000,000        $1,000,000     $1,000,000
   Jan-98           $1,012,097       $1,029,913        $1,045,966     $1,001,890
   Feb-98           $1,076,613       $1,098,635        $1,113,324     $1,003,891
   Mar-98           $1,155,767       $1,136,595        $1,147,857     $1,005,893
   Apr-98           $1,170,799       $1,144,735        $1,157,204     $1,007,672
   May-98           $1,158,079       $1,123,976        $1,151,850     $1,009,451
   Jun-98           $1,147,093       $1,119,751        $1,160,826     $1,010,674
   Jul-98           $1,167,330       $1,130,404        $1,172,852     $1,011,897
   Aug-98           $  979,424       $  970,987        $1,027,807     $1,013,120
   Sep-98           $  964,969       $  950,476        $  996,565     $1,014,343
   Oct-98           $1,039,553       $1,050,031        $1,100,728     $1,016,789
   Nov-98           $1,095,636       $1,106,459        $1,157,393     $1,016,789
   Dec-98           $1,101,607       $1,144,580        $1,203,332     $1,016,122
   Jan-99           $1,089,821       $1,143,354        $1,200,051     $1,018,679
   Feb-99           $1,065,010       $1,117,754        $1,171,728     $1,019,680
   Mar-99           $1,122,554       $1,171,721        $1,220,922     $1,022,793
   Apr-99           $1,214,597       $1,230,332        $1,270,673     $1,030,131
   May-99           $1,169,820       $1,172,543        $1,205,513     $1,030,131
   Jun-99           $1,225,170       $1,226,422        $1,252,791     $1,030,131
   Jul-99           $1,232,011       $1,255,187        $1,290,316     $1,032,911
   Aug-99           $1,225,792       $1,259,542        $1,295,317     $1,036,024
   Sep-99           $1,200,916       $1,268,060        $1,308,644     $1,040,471
   Oct-99           $1,220,195       $1,315,277        $1,357,946     $1,042,584
   Nov-99           $1,281,143       $1,367,868        $1,405,408     $1,043,029
   Dec-99           $1,402,750       $1,498,324        $1,531,821     $1,043,029
   Jan-00           $1,316,096       $1,417,020        $1,434,758     $1,045,920
   Feb-00           $1,352,582       $1,455,296        $1,473,652     $1,051,924
   Mar-00           $1,379,843       $1,510,064        $1,531,061     $1,060,374
   Apr-00           $1,320,819       $1,425,786        $1,450,768     $1,061,263
   May-00           $1,316,228       $1,389,315        $1,415,620     $1,062,041
   Jun-00           $1,383,778       $1,448,459        $1,471,313     $1,067,823
   Jul-00           $1,364,759       $1,391,275        $1,409,916     $1,070,158
   Aug-00           $1,385,089       $1,408,487        $1,422,443     $1,070,158
   Sep-00           $1,320,163       $1,330,358        $1,353,463     $1,075,717
   Oct-00           $1,265,730       $1,288,074        $1,321,767     $1,077,496
   Nov-00           $1,257,204       $1,230,285        $1,272,483     $1,078,163
   Dec-00           $1,320,614       $1,272,290        $1,318,009     $1,077,274
   Jan-01           $1,341,651       $1,291,384        $1,317,387     $1,084,390
   Feb-01           $1,297,241       $1,189,145        $1,218,722     $1,088,948
   Mar-01           $1,199,107       $1,105,089        $1,138,029     $1,091,617
   Apr-01           $1,266,951       $1,180,249        $1,217,847     $1,095,508
   May-01           $1,259,062       $1,147,657        $1,175,831     $1,100,289
   Jun-01           $1,230,662       $1,103,641        $1,128,184     $1,102,513
   Jul-01           $1,200,685       $1,079,086        $1,107,746     $1,099,066
   Aug-01           $1,187,273       $1,052,286        $1,079,915     $1,099,511
   Sep-01           $1,041,329       $  940,650        $  970,777     $1,104,069
   Oct-01           $1,075,251       $  967,005        $  995,601     $1,100,289
   Nov-01           $1,139,151       $1,011,233        $1,032,366     $1,098,399
   Dec-01           $1,160,669       $1,024,260        $1,038,520     $1,094,063
   Jan-02           $1,127,781       $  980,394        $  983,417     $1,096,954
   Feb-02           $1,146,230       $  987,453        $  990,363     $1,101,401
   Mar-02           $1,201,946       $1,041,094        $1,044,431     $1,107,183
   Apr-02           $1,203,553       $1,047,859        $1,051,995     $1,113,520
   May-02           $1,225,246       $1,059,273        $1,066,266     $1,113,298
   Jun-02           $1,174,629       $1,013,534        $1,024,219     $1,114,187
   Jul-02           $1,048,489       $  914,770        $  923,186     $1,115,410
   Aug-02           $1,050,899       $  914,822        $  921,309     $1,118,968
   Sep-02           $  921,545       $  817,873        $  822,595     $1,120,747
   Oct-02           $  972,162       $  861,750        $  866,870     $1,123,082
   Nov-02           $1,038,044       $  903,191        $  906,324     $1,122,860
   Dec-02           $  988,887       $  874,012        $  875,917     $1,120,414
   Jan-03           $  961,984       $  843,329        $  839,416     $1,125,417
   Feb-03           $  933,451       $  826,241        $  820,227     $1,134,089
   Mar-03           $  903,188       $  810,214        $  804,726     $1,140,872
   Apr-03           $1,006,457       $  888,286        $  884,521     $1,138,537
   May-03           $1,063,009       $  944,870        $  938,937     $1,136,313
   Jun-03           $1,089,235       $  971,168        $  962,176     $1,137,536
   Jul-03           $1,144,148       $  997,000        $  985,611     $1,138,648
   Aug-03           $1,188,406       $1,026,608        $1,009,584     $1,143,207
   Sep-03           $1,196,602       $1,055,353        $1,040,907     $1,146,653
   Oct-03           $1,287,576       $1,123,764        $1,105,851     $1,145,541
   Nov-03           $1,310,525       $1,148,267        $1,130,595     $1,142,095
   Dec-03           $1,410,267       $1,235,938        $1,218,974     $1,140,983
   Jan-04           $1,431,899       $1,255,782        $1,236,301     $1,146,653
   Feb-04           $1,471,836       $1,287,712        $1,265,051     $1,152,435
   Mar-04           $1,459,192       $1,295,635        $1,272,665     $1,159,328
   Apr-04           $1,425,743       $1,255,368        $1,244,956     $1,162,775
   May-04           $1,429,088       $1,259,340        $1,250,347     $1,169,780
   Jun-04           $1,459,192       $1,286,636        $1,278,251     $1,173,338
   Jul-04           $1,419,054       $1,249,142        $1,236,943     $1,171,003
   Aug-04           $1,428,252       $1,259,144        $1,242,686     $1,172,226
   Sep-04           $1,480,097       $1,299,628        $1,275,347     $1,174,561
   Oct-04           $1,538,632       $1,344,828        $1,318,913     $1,180,787
   Nov-04           $1,651,520       $1,438,172        $1,409,378     $1,181,454
   Dec-04           $1,709,913       $1,499,928        $1,471,273     $1,177,118
   Jan-05           $1,687,980       $1,474,090        $1,444,389     $1,179,564
   Feb-05           $1,767,275       $1,546,799        $1,507,129     $1,186,458
   Mar-05           $1,726,369       $1,504,841        $1,469,850     $1,195,686
   Apr-05           $1,672,713       $1,467,729        $1,436,949     $1,203,691
   May-05           $1,694,005       $1,476,934        $1,439,148     $1,202,468
   Jun-05           $1,709,336       $1,504,722        $1,458,820     $1,203,135
   Jul-05           $1,786,839       $1,560,240        $1,503,634     $1,208,695
   Aug-05           $1,816,648       $1,600,171        $1,542,062     $1,214,921
   Sep-05           $1,872,007       $1,682,711        $1,611,054     $1,229,820
   Oct-05           $1,803,873       $1,621,452        $1,564,114     $1,232,266
   Nov-05           $1,850,715       $1,675,967        $1,602,790     $1,222,370
   Dec-05           $1,942,663       $1,756,604        $1,677,477     $1,217,478
   Jan-06           $2,055,862       $1,879,080        $1,780,589     $1,226,818
   Feb-06           $2,043,672       $1,873,655        $1,776,942     $1,229,264
   Mar-06           $2,094,121       $1,928,077        $1,836,379     $1,236,046
   Apr-06           $2,182,877       $2,027,493        $1,925,442     $1,246,609
   May-06           $2,098,514       $1,934,019        $1,852,984     $1,252,835
   Jun-06           $2,099,393       $1,932,090        $1,853,663     $1,255,281
   Jul-06           $2,139,817       $1,951,857        $1,872,225     $1,258,950
   Aug-06           $2,200,452       $2,007,178        $1,924,214     $1,261,396
   Sep-06           $2,241,755       $2,008,482        $1,927,563     $1,255,170
   Oct-06           $2,334,026       $2,090,267        $2,002,705     $1,248,388
   Nov-06           $2,417,510       $2,166,156        $2,063,112     $1,246,498
   Dec-06           $2,506,846       $2,233,663        $2,128,005     $1,253,280
   Jan-07           $2,534,105       $2,242,005        $2,142,567     $1,257,060
   Feb-07           $2,516,246       $2,255,704        $2,160,168     $1,263,843
   Mar-07           $2,599,247       $2,319,259        $2,216,253     $1,275,295
   Apr-07           $2,739,388       $2,426,810        $2,316,698     $1,283,634
   May-07           $2,816,088       $2,493,329        $2,360,430     $1,291,528
   Jun-07           $2,832,168       $2,514,564        $2,364,072     $1,294,085
   Jul-07           $2,793,330       $2,507,396        $2,329,508     $1,293,751
   Aug-07           $2,765,885       $2,468,897        $2,293,661     $1,291,417
   Sep-07           $2,924,025       $2,632,390        $2,416,810     $1,294,974
   Oct-07           $3,069,833       $2,779,329        $2,512,039     $1,297,754
   Nov-07           $2,970,426       $2,654,442        $2,430,084     $1,305,426
   Dec-07           $2,969,430       $2,616,074        $2,375,529     $1,304,536

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
PRIMARY SHARES 1          12/31/07
----------------------------------
1-Year                     +18.45%
----------------------------------
5-Year                     +24.60%
----------------------------------
10-Year                    +11.50%
----------------------------------

SERVICE SHARES (9/18/06-12/31/07)
$ Millions

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                   TIFI Foreign     MSCI AC World      MSCI EAFE
    Date          Equity Series    ex USA Index 6        Index 6         CPI 6

   Sep-06           $1,013,121       $1,010,904        $1,014,141     $  998,055
   Oct-06           $1,054,871       $1,052,068        $1,053,675     $  992,662
   Nov-06           $1,092,644       $1,090,264        $1,085,457     $  991,159
   Dec-06           $1,133,066       $1,124,242        $1,119,598     $  996,552
   Jan-07           $1,145,401       $1,128,440        $1,127,260     $  999,558
   Feb-07           $1,138,596       $1,135,336        $1,136,520     $1,004,951
   Mar-07           $1,176,157       $1,167,324        $1,166,028     $1,014,057
   Apr-07           $1,239,571       $1,221,456        $1,218,875     $1,020,688
   May-07           $1,274,277       $1,254,936        $1,241,883     $1,026,965
   Jun-07           $1,281,126       $1,265,624        $1,243,799     $1,028,998
   Jul-07           $1,263,982       $1,262,016        $1,225,615     $1,028,733
   Aug-07           $1,251,564       $1,242,639        $1,206,755     $1,026,876
   Sep-07           $1,323,122       $1,324,928        $1,271,546     $1,029,706
   Oct-07           $1,389,102       $1,398,885        $1,321,649     $1,031,916
   Nov-07           $1,344,124       $1,336,027        $1,278,530     $1,038,016
   Dec-07           $1,343,674       $1,316,716        $1,249,827     $1,037,309

AVERAGE ANNUAL TOTAL RETURN

----------------------------------
SERVICE SHARES            12/31/07
----------------------------------
1-Year                     +18.37%
----------------------------------
Since Inception (9/18/06)  +25.78%
----------------------------------


                                                               Annual Report | 7

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The MSCI AC World ex USA Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets excluding the U.S. The MSCI EAFE Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


8 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                               Annual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-----------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
PRIMARY SHARES                                         VALUE 7/1/07     VALUE 12/31/07   PERIOD* 7/1/07-12/31/07
-----------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000           $1,048.50              $3.98
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000           $1,021.32              $3.92
-----------------------------------------------------------------------------------------------------------------
SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------
Actual                                                    $1,000           $1,048.10              $4.70
-----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                  $1,000           $1,020.62              $4.63
-----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (Primary Shares: 0.77% and Service Shares: 0.91%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


10 | Annual Report

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS

FOREIGN EQUITY SERIES

                                                          -------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
PRIMARY SHARES                                                  2007           2006            2005           2004           2003
                                                          ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................  $    26.67     $    22.31      $    20.27     $    16.95     $    12.13
                                                          ------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .............................        0.72           0.55            0.42           0.33           0.25
   Net realized and unrealized gains (losses) ..........        4.08           5.86            2.32           3.25           4.87
                                                          ------------------------------------------------------------------------
Total from investment operations .......................        4.80           6.41            2.74           3.58           5.12
                                                          ------------------------------------------------------------------------
Less distributions from:
   Net investment income ...............................       (1.16)         (0.74)          (0.66)         (0.26)         (0.30)
   Net realized gains ..................................       (1.71)         (1.31)          (0.04)            --             --
                                                          ------------------------------------------------------------------------
Total distributions ....................................       (2.87)         (2.05)          (0.70)         (0.26)         (0.30)
                                                          ------------------------------------------------------------------------
Redemption fees ........................................          -- c           -- c            -- c           -- c           --
                                                          ------------------------------------------------------------------------
Net asset value, end of year ...........................  $    28.60     $    26.67      $    22.31     $    20.27     $    16.95
                                                          ========================================================================

Total return ...........................................       18.45%         29.04%          13.61%         21.25%         42.61%

RATIOS TO AVERAGE NET ASSETS

Expenses ...............................................        0.78% d        0.80% d         0.81% d        0.82% d        0.83%
Net investment income ..................................        2.46%          2.25%           2.01%          1.89%          1.85%

SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................  $9,081,511     $7,311,236      $6,245,721     $5,658,170     $4,642,764
Portfolio turnover rate ................................       16.74%          7.59%          12.97%         18.25%          8.93%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 11

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

                                                                          --------------------------
                                                                            YEAR ENDED DECEMBER 31,
SERVICE SHARES                                                                2007         2006 g
                                                                          --------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $    26.67      $  25.15
                                                                          --------------------------
Income from investment operations a:
   Net investment income b ............................................         0.36          0.05
   Net realized and unrealized gains (losses) .........................         4.42          3.31
                                                                          --------------------------
Total from investment operations ......................................         4.78          3.36
                                                                          --------------------------
Less distributions from:
   Net investment income ..............................................        (1.16)        (0.66)
   Net realized gains .................................................        (1.71)        (1.18)
                                                                          --------------------------
Total distributions ...................................................        (2.87)        (1.84)
                                                                          --------------------------
Redemption fees .......................................................           -- e          -- e
                                                                          --------------------------
Net asset value, end of year ..........................................   $    28.58      $  26.67
                                                                          ==========================

Total return c ........................................................        18.37%        13.31%

RATIOS TO AVERAGE NET ASSETS d

Expenses ..............................................................         0.92% f       0.80% f
Net investment income .................................................         2.32%         2.25%

SUPPLEMENTAL DATA

Net assets, end of year (000's) .......................................   $  173,247      $     11
Portfolio turnover rate ...............................................        16.74%         7.59%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return is not annualized for periods less than a year.

d Ratios are annualized for periods less than one year.

e Amount rounds to less than $0.01 per share.

f Benefit of expense reduction rounds to less than 0.01%.

g For the period September 18, 2006 (effective date) to December 31, 2006.


12 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
    FOREIGN EQUITY SERIES                                                INDUSTRY                        SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 93.7%
    AUSTRALIA 1.1%
    National Australia Bank Ltd. ..................                  Commercial Banks                    2,971,788   $   98,395,032
                                                                                                                     ---------------
    AUSTRIA 0.9%
  a Telekom Austria AG ............................       Diversified Telecommunication Services         2,876,013       79,870,992
                                                                                                                     ---------------
    BERMUDA 1.3%
    ACE Ltd. ......................................                      Insurance                       1,134,940       70,116,593
    Invesco Ltd. ..................................                   Capital Markets                    1,656,230       51,972,498
                                                                                                                     ---------------
                                                                                                                        122,089,091
                                                                                                                     ---------------
    BRAZIL 1.0%
    Embraer-Empresa Brasileira de Aeronautica
       SA, ADR ....................................                 Aerospace & Defense                  1,982,810       90,396,308
                                                                                                                     ---------------
    CANADA 0.6%
    George Weston Ltd. ............................              Food & Staples Retailing                  136,400        7,432,278
    Husky Energy Inc. .............................             Oil, Gas & Consumable Fuels              1,157,180       51,923,176
                                                                                                                     ---------------
                                                                                                                         59,355,454
                                                                                                                     ---------------
    CHINA 2.1%
    China Mobile Ltd. .............................         Wireless Telecommunication Services          7,010,500      123,972,243
    China Telecom Corp. Ltd., H ...................       Diversified Telecommunication Services        91,858,000       73,033,123
                                                                                                                     ---------------
                                                                                                                        197,005,366
                                                                                                                     ---------------
    DENMARK 1.1%
  b Vestas Wind Systems AS ........................                Electrical Equipment                    964,113      104,157,036
                                                                                                                     ---------------
    FINLAND 1.5%
    Stora Enso OYJ, R (EUR/FIM Traded) ............               Paper & Forest Products                1,712,875       25,596,765
  a Stora Enso OYJ, R (SEK Traded) ................               Paper & Forest Products                2,880,646       43,327,532
    UPM-Kymmene OYJ ...............................               Paper & Forest Products                3,355,090       67,666,181
                                                                                                                     ---------------
                                                                                                                        136,590,478
                                                                                                                     ---------------
    FRANCE 9.2%
    Accor SA ......................................            Hotels, Restaurants & Leisure               506,060       40,396,969
    AXA SA ........................................                      Insurance                       2,582,588      103,230,162
    Compagnie Generale des Etablissements
       Michelin, B ................................                   Auto Components                      961,120      110,104,919
    France Telecom SA .............................       Diversified Telecommunication Services         4,203,600      151,031,968
    Sanofi-Aventis ................................                   Pharmaceuticals                    1,577,620      144,998,833
    Sanofi-Aventis, ADR ...........................                   Pharmaceuticals                        6,963          317,025
    Suez SA .......................................                   Multi-Utilities                    1,513,050      102,829,794
    Suez SA, ADR ..................................                   Multi-Utilities                        7,350          501,638
    Thomson SA ....................................                 Household Durables                   3,138,760       44,568,744
    Total SA, B ...................................             Oil, Gas & Consumable Fuels              1,168,558       96,914,192
    Vivendi SA ....................................                        Media                         1,247,090       57,109,740
                                                                                                                     ---------------
                                                                                                                        852,003,984
                                                                                                                     ---------------
    GERMANY 10.7%
    BASF AG .......................................                      Chemicals                         365,690       54,039,392
    Bayerische Motoren Werke AG ...................                     Automobiles                      2,117,130      132,020,042
    Celesio AG ....................................          Health Care Providers & Services            2,412,384      149,480,960
    Deutsche Post AG ..............................               Air Freight & Logistics                3,910,040      133,009,580


                                                              Annual Report | 13

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    FOREIGN EQUITY SERIES                                                INDUSTRY                        SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    GERMANY (CONTINUED)
    E.ON AG .......................................                 Electric Utilities                     752,950   $  159,998,823
  b Infineon Technologies AG ......................      Semiconductors & Semiconductor Equipment        6,883,860       81,573,201
    Merck KGaA ....................................                   Pharmaceuticals                      339,516       44,181,297
    Muenchener Rueckversicherungs-Gesellschaft
       AG .........................................                      Insurance                         328,817       63,749,278
    Siemens AG ....................................              Industrial Conglomerates                1,068,380      169,041,992
                                                                                                                     ---------------
                                                                                                                        987,094,565
                                                                                                                     ---------------
    HONG KONG 1.9%
    Cheung Kong (Holdings) Ltd. ...................        Real Estate Management & Development          2,609,000       48,244,803
    Cheung Kong (Holdings) Ltd., ADR ..............        Real Estate Management & Development             32,235          585,065
    Hutchison Whampoa Ltd. ........................              Industrial Conglomerates                4,049,550       45,932,047
    Hutchison Whampoa Ltd., ADR ...................              Industrial Conglomerates                    4,895          275,344
    Swire Pacific Ltd., A .........................        Real Estate Management & Development          5,568,000       76,757,159
    Swire Pacific Ltd., B .........................        Real Estate Management & Development            157,000          416,756
                                                                                                                     ---------------
                                                                                                                        172,211,174
                                                                                                                     ---------------
    INDIA 5.0%
    Bharat Petroleum Corp. Ltd. ...................             Oil, Gas & Consumable Fuels              3,541,756       47,057,134
    Housing Development Finance Corp. .............             Thrifts & Mortgage Finance               2,433,846      177,416,595
    ICICI Bank Ltd. ...............................                  Commercial Banks                    5,051,622      157,990,584
    Satyam Computer Services Ltd. .................                     IT Services                      6,695,072       76,312,437
    Satyam Computer Services Ltd., ADR ............                     IT Services                         95,400        2,549,088
                                                                                                                     ---------------
                                                                                                                        461,325,838
                                                                                                                     ---------------
    ISRAEL 0.6%
  b Check Point Software Technologies Ltd. ........                      Software                        2,499,810       54,895,828
                                                                                                                     ---------------
    ITALY 3.4%
  a Eni SpA .......................................             Oil, Gas & Consumable Fuels              2,490,109       91,030,208
  a Intesa Sanpaolo SpA ...........................                  Commercial Banks                    9,280,780       73,272,531
  a Mediaset SpA ..................................                        Media                         7,358,493       74,150,146
  a UniCredito Italiano SpA .......................                  Commercial Banks                    9,510,841       78,836,386
                                                                                                                     ---------------
                                                                                                                        317,289,271
                                                                                                                     ---------------
    JAPAN 4.3%
    FUJIFILM Holdings Corp. .......................         Electronic Equipment & Instruments           1,078,600       45,749,702
    Hitachi Ltd. ..................................         Electronic Equipment & Instruments           6,668,000       49,808,941
    Hitachi Ltd., ADR .............................         Electronic Equipment & Instruments               2,325          170,051
    Mitsubishi UFJ Financial Group Inc. ...........                  Commercial Banks                    3,522,700       33,074,177
    NEC Corp. .....................................               Computers & Peripherals                3,963,000       18,301,977
    NEC Corp., ADR ................................               Computers & Peripherals                   14,925           66,789
    NGK Spark Plug Co. Ltd. .......................                   Auto Components                    2,402,000       42,131,659
    Nintendo Co. Ltd. .............................                      Software                          175,900      105,525,804
    Sompo Japan Insurance Inc. ....................                      Insurance                             900            8,159
    Sony Corp. ....................................                 Household Durables                   1,047,000       58,211,003
    Sony Corp., ADR ...............................                 Household Durables                       4,505          244,622
    Takeda Pharmaceutical Co. Ltd. ................                   Pharmaceuticals                      781,400       46,036,838
                                                                                                                     ---------------
                                                                                                                        399,329,722
                                                                                                                     ---------------


14 | Annual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    FOREIGN EQUITY SERIES                                                INDUSTRY                        SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    MEXICO 0.9%
    Telefonos de Mexico SAB de CV (Telmex),
       L, ADR .....................................       Diversified Telecommunication Services         2,220,074   $   81,787,526
                                                                                                                     ---------------
    NETHERLANDS 6.0%
    ING Groep NV ..................................           Diversified Financial Services             2,608,180      101,817,117
    ING Groep NV, ADR .............................           Diversified Financial Services                13,265          516,141
    Koninklijke Philips Electronics NV ............              Industrial Conglomerates                3,023,351      130,245,993
    Koninklijke Philips Electronics NV,
       N.Y. shs. ..................................              Industrial Conglomerates                   12,205          521,764
    SBM Offshore NV ...............................             Energy Equipment & Services              2,362,240       74,462,432
    Unilever NV ...................................                    Food Products                     3,886,570      142,647,424
    Unilever NV, N.Y. shs. ........................                    Food Products                         7,790          284,023
    Vedior NV .....................................           Commercial Services & Supplies             1,977,990       49,706,901
    Wolters Kluwer NV .............................                        Media                         1,534,535       50,342,242
                                                                                                                     ---------------
                                                                                                                        550,544,037
                                                                                                                     ---------------
    NORWAY 1.6%
  a Telenor ASA ...................................       Diversified Telecommunication Services         6,346,300      151,519,445
                                                                                                                     ---------------
    PORTUGAL 1.0%
    Portugal Telecom SGPS SA ......................       Diversified Telecommunication Services         6,567,060       85,581,894
  b PT Multimedia Servicos de Telecomunicacoes
       e Multimedia ...............................                        Media                           808,847       11,272,732
                                                                                                                     ---------------
                                                                                                                         96,854,626
                                                                                                                     ---------------
    SINGAPORE 2.4%
    DBS Group Holdings Ltd. .......................                  Commercial Banks                    7,062,185      101,416,788
    DBS Group Holdings Ltd., ADR ..................                  Commercial Banks                        7,705          439,378
  b Flextronics International Ltd. ................         Electronic Equipment & Instruments           5,052,950       60,938,577
    Singapore Telecommunications Ltd. .............       Diversified Telecommunication Services        20,522,000       56,948,212
                                                                                                                     ---------------
                                                                                                                        219,742,955
                                                                                                                     ---------------
    SOUTH KOREA 3.8%
    Kookmin Bank ..................................                  Commercial Banks                      921,696       67,941,909
    Kookmin Bank, ADR .............................                  Commercial Banks                      221,568       16,245,366
    Korea Electric Power Corp. ....................                 Electric Utilities                   1,173,430       49,705,143
    Korea Electric Power Corp., ADR ...............                 Electric Utilities                      12,195          254,266
    LG Electronics Inc. ...........................                 Household Durables                     810,880       86,627,851
    Samsung Electronics Co. Ltd. ..................      Semiconductors & Semiconductor Equipment          220,275      130,840,126
                                                                                                                     ---------------
                                                                                                                        351,614,661
                                                                                                                     ---------------
    SPAIN 4.1%
  a Banco Santander SA ............................                   Commercial Banks                   4,727,230      102,031,520
  a Repsol YPF SA .................................              Oil, Gas & Consumable Fuels             2,579,733       91,784,196
  a Telefonica SA .................................        Diversified Telecommunication Services        5,560,578      180,311,506
    Telefonica SA, ADR ............................       Diversified Telecommunication Services             9,092          887,288
                                                                                                                     ---------------
                                                                                                                        375,014,510
                                                                                                                     ---------------
    SWEDEN 2.8%
  a Atlas Copco AB, A .............................                      Machinery                       6,400,790       95,531,224
    Nordea Bank AB, FDR ...........................                  Commercial Banks                    7,448,068      124,019,143
  a Securitas AB, B ...............................           Commercial Services & Supplies             1,971,720       27,445,567


                                                              Annual Report | 15

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    FOREIGN EQUITY SERIES                                                INDUSTRY                        SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONTINUED)
    SWEDEN (CONTINUED)
a,b Securitas Direct AB, B ........................           Diversified Consumer Services              1,971,720   $    7,898,224
  a Securitas Systems AB, B .......................           Commercial Services & Supplies             1,971,720        7,013,867
                                                                                                                     ---------------
                                                                                                                        261,908,025
                                                                                                                     ---------------
    SWITZERLAND 5.7%
    Adecco SA .....................................           Commercial Services & Supplies             1,055,220       57,035,144
    Lonza Group AG ................................                     Chemicals                          698,230       84,660,080
    Nestle SA .....................................                   Food Products                        273,590      125,544,299
    Nestle SA, ADR ................................                   Food Products                          2,310          265,592
    Novartis AG ...................................                  Pharmaceuticals                     2,338,110      128,129,749
    Swiss Reinsurance Co. .........................                     Insurance                        1,074,322       76,270,036
    Swiss Reinsurance Co., ADR ....................                     Insurance                            3,295          233,121
    UBS AG ........................................                  Capital Markets                     1,141,790       52,522,340
                                                                                                                     ---------------
                                                                                                                        524,660,361
                                                                                                                     ---------------
    TAIWAN 1.2%
  b Chinatrust Financial Holding Co. Ltd. .........                  Commercial Banks                   81,127,000       57,661,959
    Chunghwa Telecom Co. Ltd., ADR ................       Diversified Telecommunication Services         1,280,118       27,023,295
    Compal Electronics Inc., GDR ..................              Computers & Peripherals                 1,141,266        6,276,963
  c Compal Electronics Inc., GDR, 144A ............              Computers & Peripherals                 4,407,044       24,238,742
                                                                                                                     ---------------
                                                                                                                        115,200,959
                                                                                                                     ---------------
    UNITED KINGDOM 19.3%
    Aviva PLC .....................................                     Insurance                        7,456,150       99,704,937
    BAE Systems PLC ...............................                Aerospace & Defense                  11,572,338      114,508,418
    BP PLC ........................................            Oil, Gas & Consumable Fuels               9,455,990      115,549,769
    British Sky Broadcasting Group PLC ............                       Media                          6,294,200       77,413,758
    Cadbury Schweppes PLC .........................                   Food Products                      7,687,260       94,852,795
    Compass Group PLC .............................           Hotels, Restaurants & Leisure             15,208,930       93,226,803
    G4S PLC .......................................           Commercial Services & Supplies             6,467,443       31,451,566
    GlaxoSmithKline PLC ...........................                  Pharmaceuticals                     5,215,010      132,529,528
    HSBC Holdings PLC .............................                  Commercial Banks                    5,006,821       84,558,845
    HSBC Holdings PLC, ADR ........................                  Commercial Banks                        3,870          323,958
    Kingfisher PLC ................................                  Specialty Retail                    6,031,910       17,450,312
    National Grid PLC .............................                  Multi-Utilities                     4,104,459       68,056,440
    Old Mutual PLC ................................                     Insurance                       19,897,660       66,261,762
    Pearson PLC ...................................                       Media                          4,834,640       70,317,300
    Rolls-Royce Group PLC .........................                Aerospace & Defense                  13,873,664      150,511,879
  b Rolls-Royce Group PLC, B ......................                Aerospace & Defense                 547,650,441        1,196,972
    Royal Bank of Scotland Group PLC ..............                  Commercial Banks                   14,093,290      124,331,828
    Royal Dutch Shell PLC, B, ADR .................            Oil, Gas & Consumable Fuels               1,465,457      121,632,931
    Smiths Group PLC ..............................              Industrial Conglomerates                2,033,823       40,936,392
    Standard Chartered PLC ........................                  Commercial Banks                    2,779,300      101,831,773
    Vodafone Group PLC ............................        Wireless Telecommunication Services          35,386,763      132,045,434
    Yell Group PLC ................................                       Media                          6,173,390       49,187,534
                                                                                                                     ---------------
                                                                                                                      1,787,880,934
                                                                                                                     ---------------
    UNITED STATES 0.2%
    News Corp., A .................................                       Media                          1,115,479       22,856,165
                                                                                                                     ---------------
    TOTAL COMMON STOCKS
       (COST $4,812,757,122) ......................                                                                   8,671,594,343
                                                                                                                     ---------------


16 | Annual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    FOREIGN EQUITY SERIES                                                                         PRINCIPAL AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 6.4%
    U.S. GOVERNMENT AND AGENCY SECURITIES 6.1%
  d FHLB, 2/22/08 - 9/04/08 .......................                                               $    368,300,000   $  362,538,184
    FHLB, 4.25%, 6/17/08 ..........................                                                    100,000,000       99,901,200
  d FNMA, 1/24/08 - 8/01/08 .......................                                                    105,000,000      103,415,310
                                                                                                                     ---------------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
       (COST $565,561,009) ........................                                                                     565,854,694
                                                                                                                     ---------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET FUND
       (COST $5,378,318,131) ......................                                                                   9,237,449,037
                                                                                                                     ---------------

                                                                                                       -----------
                                                                                                          SHARES
                                                                                                       -----------
    MONEY MARKET FUND (COST $28,756,842) 0.3%
  e Franklin Institutional Fiduciary Trust
       Money Market Portfolio, 4.58% ..............                                                     28,756,842       28,756,842
                                                                                                                     ---------------
    TOTAL INVESTMENTS
       (COST $5,407,074,973) 100.1% ...............                                                                   9,266,205,879
    OTHER ASSETS, LESS LIABILITIES (0.1)% .........                                                                     (11,448,218)
                                                                                                                     ---------------
    NET ASSETS 100.0% .............................                                                                  $9,254,757,661
                                                                                                                     ===============

CURRENCY ABBREVIATIONS

EUR  - Euro
FIM  - Finnish Markka
SEK  - Swedish Krona

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt
FDR  - Foreign Depository Receipt
FHLB - Federal Home Loan Bank
FNMA - Federal National Mortgage Association
GDR  - Global Depository Receipt

a A portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(c).

b Non-income producing for the twelve months ended December 31, 2007.

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2007 the value of this security was $24,238,742, representing 0.26% of net assets.

d The security is traded on a discount basis with no stated coupon rate.

e See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

                                                                ----------------
                                                                    FOREIGN
                                                                 EQUITY SERIES
                                                                ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...........................   $ 5,378,318,131
      Cost - Sweep Money Fund (Note 7) ......................        28,756,842
                                                                ----------------
      Total cost of investments .............................   $ 5,407,074,973
                                                                ================
      Value - Unaffiliated issuers ..........................   $ 9,237,449,037
      Value - Sweep Money Fund (Note 7) .....................        28,756,842
                                                                ----------------
      Total value of investments ............................     9,266,205,879
   Foreign currency, at value (Cost $530,736) ...............           534,290
   Receivables:
      Capital shares sold ...................................        23,316,786
      Dividends and interest ................................         9,877,919
                                                                ----------------
         Total assets .......................................     9,299,934,874
                                                                ----------------
Liabilities:
   Payables:
      Investment securities purchased .......................        34,145,543
      Capital shares redeemed ...............................         2,249,199
      Affiliates ............................................         5,794,931
   Deferred tax .............................................         2,104,690
   Accrued expenses and other liabilities ...................           882,850
                                                                ----------------
         Total liabilities ..................................        45,177,213
                                                                ----------------
            Net assets, at value ............................   $ 9,254,757,661
                                                                ----------------
Net assets consist of:
   Paid-in capital ..........................................   $ 5,353,322,295
   Distributions in excess of net investment income .........      (158,223,078)
   Net unrealized appreciation (depreciation) ...............     3,856,425,448
   Accumulated net realized gain (loss) .....................       203,232,996
                                                                ----------------
         Net assets, at value ...............................   $ 9,254,757,661
                                                                ----------------
PRIMARY SHARES:
   Net assets, at value .....................................   $ 9,081,510,857
                                                                ================
   Shares outstanding .......................................       317,539,548
                                                                ================
   Net asset value per share a ..............................   $         28.60
                                                                ================
SERVICE SHARES:
   Net assets, at value .....................................   $   173,246,804
                                                                ================
   Shares outstanding .......................................         6,061,104
                                                                ================
   Net asset value and maximum offering price per share a ...   $         28.58
                                                                ================

a Redemption price is equal to net asset value less redemption fees retained by the Fund.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 2007

                                                                ----------------
                                                                     FOREIGN
                                                                  EQUITY SERIES
                                                                ----------------
Investment income:
   Dividends (net of foreign taxes of $18,076,938)
      Unaffiliated issuers ..................................   $   236,916,797
      Sweep Money Fund (Note 7) .............................        15,373,173
   Interest (net of foreign taxes of $272) ..................        19,653,584
                                                                ----------------
            Total investment income .........................       271,943,554
                                                                ----------------
Expenses:
   Management fees (Note 3a) ................................        55,517,308
   Administrative fees (Note 3b) ............................         6,729,867
   Transfer agent fees (Note 3c) ............................           135,237
   Sub-transfer agent fees (Note 3c)
      Service Shares ........................................           102,300
   Custodian fees (Note 4) ..................................         2,242,765
   Reports to shareholders ..................................           101,358
   Registration and filing fees .............................           111,957
   Professional fees ........................................           272,928
   Directors' fees and expenses .............................           123,889
   Other ....................................................           158,077
                                                                ----------------
      Total expenses ........................................        65,495,686
      Expense reductions (Note 4) ...........................          (178,573)
                                                                ----------------
         Net expenses .......................................        65,317,113
                                                                ----------------
            Net investment income ...........................       206,626,441
                                                                ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................       750,262,749
      Foreign currency transactions .........................         2,590,995
                                                                ----------------
            Net realized gain (loss) ........................       752,853,744
                                                                ----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................       446,492,687
      Translation of assets and liabilities denominated in
         foreign currencies .................................          (737,421)
   Change in deferred taxes on unrealized appreciation
      (depreciation) ........................................         1,720,837
                                                                ----------------
            Net change in unrealized appreciation
               (depreciation) ...............................       447,476,103
                                                                ----------------
Net realized and unrealized gain (loss) .....................     1,200,329,847
                                                                ----------------
Net increase (decrease) in net assets resulting from
   operations ...............................................   $ 1,406,956,288
                                                                ================


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 19

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   ---------------------------------
                                                                                                         FOREIGN EQUITY SERIES
                                                                                                        YEAR ENDED DECEMBER 31,
                                                                                                   ---------------------------------
                                                                                                         2007             2006
                                                                                                   ---------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ....................................................................   $  206,626,441   $   150,009,730
      Net realized gain (loss) from investments and foreign currency transactions ..............      752,853,744       341,264,841
      Net change in unrealized appreciation (depreciation) on investments, translation of
         assets and liabilities denominated in foreign currencies, and deferred taxes ..........      447,476,103     1,213,490,634
                                                                                                   ---------------------------------
         Net increase (decrease) in net assets resulting from operations .......................    1,406,956,288     1,704,765,205
                                                                                                   ---------------------------------
Distributions to shareholders from:
   Net investment income:
      Primary Shares ...........................................................................     (337,298,627)     (191,899,440)
      Service Shares ...........................................................................       (6,047,617)             (262)
   Net realized gains:
      Primary Shares ...........................................................................     (495,682,366)     (343,352,663)
      Service Shares ...........................................................................       (8,697,904)             (469)
                                                                                                   ---------------------------------
Total distributions to shareholders ............................................................     (847,726,514)     (535,252,834)
                                                                                                   ---------------------------------
Capital share transactions: (Note 2)
      Primary Shares ...........................................................................    1,208,441,383      (104,014,174)
      Service Shares ...........................................................................      175,811,194            10,000
                                                                                                   ---------------------------------
Total capital share transactions ...............................................................    1,384,252,577      (104,004,174)
                                                                                                   ---------------------------------

Redemption fees ................................................................................           28,313            18,250
                                                                                                   ---------------------------------
         Net increase (decrease) in net assets .................................................    1,943,510,664     1,065,526,447
Net assets:
   Beginning of year ...........................................................................    7,311,246,997     6,245,720,550
                                                                                                   ---------------------------------
   End of year .................................................................................   $9,254,757,661   $ 7,311,246,997
                                                                                                   =================================
Distributions in excess of net investment income included in net assets:
   End of year .................................................................................   $ (158,223,078)  $  (102,604,468)
                                                                                                   =================================


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds, Inc. (TIFI) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Foreign Equity Series (Fund) included in this report is diversified. The financial statements of the remaining funds in TIFI are presented separately. The Fund offers two classes of shares: Primary and Service shares. Each class of shares differs by its voting rights on matters affecting a single class.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities,


                                                              Annual Report | 21

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


22 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.


                                                              Annual Report | 23

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by TIFI are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of TIFI. Fund specific expenses are charged directly to the fund that incurred the expense.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


24 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. GUARANTEES AND INDEMNIFICATIONS

Under TIFI's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, TIFI, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Funds's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2007, there were 1.2 billion shares of TIFI authorized ($0.01 par value) of which 755 million shares were allocated to the Fund. Transactions in the Fund's shares were as follows:

                                               -----------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
                                                            2007                             2006 a
                                               -----------------------------------------------------------------
                                                  SHARES          AMOUNT            SHARES          AMOUNT
                                               -----------------------------------------------------------------
PRIMARY SHARES:
   Shares sold .............................    62,169,907    $ 1,790,944,002     43,115,685    $ 1,054,636,410
   Shares issued in reinvestment
      of distributions .....................    26,528,242        733,703,547     18,348,681        477,022,238
   Shares redeemed .........................   (45,282,230)    (1,316,206,166)   (67,262,525)    (1,635,672,822)
                                               -----------------------------------------------------------------
   Net increase (decrease) .................    43,415,919    $ 1,208,441,383     (5,798,159)   $  (104,014,174)
                                               =================================================================
SERVICE SHARES:
   Shares sold .............................     5,842,118    $   170,491,561            397    $        10,000
   Shares issued in reinvestment
      of distributions .....................       531,207         14,745,444             --                 --
   Shares redeemed .........................      (312,618)        (9,425,811)            --                 --
                                               -----------------------------------------------------------------
   Net increase (decrease) .................     6,060,707    $   175,811,194            397    $        10,000
                                               =================================================================

a For the period September 18, 2006 (effective date) to December 31, 2006, for the Service Shares.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
SUBSIDIARY                                                       AFFILIATION
---------------------------------------------------------------------------------------
Templeton Investment Counsel, LLC (TIC)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)    Transfer agent


                                                              Annual Report | 25

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.700%            Up to and including $1 billion
      0.680%            Over $1 billion, up to and including $5 billion
      0.660%            Over $5 billion, up to and including $10 billion
      0.640%            Over $10 billion, up to and including $15 billion
      0.620%            Over $15 billion, up to and including $20 billion
      0.600%            In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within TIFI as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.150%            Up to and including $200 million
      0.135%            Over $200 million, up to and including $700 million
      0.100%            Over $700 million, up to and including $1.2 billion
      0.075%            In excess of $1.2 billion

C. TRANSFER AGENT FEES

For the year ended December 31, 2007, the Fund paid transfer agent fees, including sub-transfer agency fees, of $237,537, of which $63,353 was retained by Investor Services.

Service Shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees. For the year ended December 31, 2007, the Fund paid $102,300 for sub-transfer agency fees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.


26 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

                                                    ---------------------------
                                                        2007           2006
                                                    ---------------------------
Distributions paid from:
   Ordinary income .............................    $362,163,529   $225,949,128
   Long term capital gain ......................     485,562,985    309,303,706
                                                    ---------------------------
                                                    $847,726,514   $535,252,834
                                                    ===========================

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments .........................................   $ 5,573,553,931
                                                                ================

Unrealized appreciation .....................................     3,795,830,745
Unrealized depreciation .....................................      (103,178,797)
                                                                ----------------
Net unrealized appreciation (depreciation) ..................   $ 3,692,651,948
                                                                ================

Undistributed ordinary income ...............................   $     8,314,911
Undistributed long term capital gains .......................       203,208,431
                                                                ----------------
Distributable earnings ......................................   $   211,523,342
                                                                ================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $1,752,819,113 and $1,317,019,765, respectively.


                                                              Annual Report | 27

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.


28 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

9. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 29

Templeton Institutional Funds, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON INSTITUTIONAL FUNDS, INC. - FOREIGN EQUITY SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Equity Series (one of the funds constituting Templeton Institutional Funds, Inc., hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 20, 2008


30 | Annual Report

Templeton Institutional Funds, Inc.

TAX DESIGNATION (UNAUDITED)

FOREIGN EQUITY SERIES

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $652,595,294 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $19,139,774 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $232,241,153 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $34,222,109 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 14, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Funds, to Primary Class, and Service Class shareholders of record.

Record Date: 12/14/2007

------------------------------------------------------------------------------------------------------
                                FOREIGN TAX PAID   FOREIGN SOURCE INCOME   FOREIGN QUALIFIED DIVIDENDS
CLASS                              PER SHARE             PER SHARE                 PER SHARE
------------------------------------------------------------------------------------------------------
Primary Class ..............        $0.0609               $0.6814                   $0.6185
Service Class ..............        $0.0609               $0.6814                   $0.6185


                                                              Annual Report | 31

Templeton Institutional Funds, Inc.

FOREIGN EQUITY SERIES

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


32 | Annual Report

Templeton Institutional Funds, Inc.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Director          Since 1992           141                       Bar-S Foods (meat packing
500 East Broward Blvd.                                                                            company).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-----------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Director          Since 1990           20                        Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                            company), Nuinsco Resources
Suite 2100                                                                                        Limited (mineral exploration),
Fort Lauderdale, FL 33394-3091                                                                    Royal Fidelity Merchant Bank &
                                                                                                  Trust Limited (financial
                                                                                                  services), C.A. Bancorp Inc.
                                                                                                  (financial services), Victory
                                                                                                  Nickel Inc. (mineral
                                                                                                  exploration), ABACO Markets
                                                                                                  Limited (retail distributors) and
                                                                                                  Belize Electricity Limited
                                                                                                  (electric utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Lead              Director since       141                       Hess Corporation (exploration and
500 East Broward Blvd.           Independent       1996 and Lead                                  refining of oil and gas), H.J.
Suite 2100                       Director          Independent                                    Heinz Company (processed foods
Fort Lauderdale, FL 33394-3091                     Director since                                 and allied products), RTI
                                                   December 2007                                  International Metals, Inc.
                                                                                                  (manufacture and distribution of
                                                                                                  titanium), Canadian National
                                                                                                  Railway (railroad) and White
                                                                                                  Mountains Insurance Group, Ltd.
                                                                                                  (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Director          Since 2005           20                        Emeritus Corporation (assisted
500 East Broward Blvd.                                                                            living) and OSI Pharmaceuticals,
Suite 2100                                                                                        Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); Director, various private companies; and Managing Director, Saratoga Partners
FORMERLY, (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon Read, & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Director          Since 2003           141                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                            refining of oil and gas) and
Suite 2100                                                                                        Sentient Jet (private jet
Fort Lauderdale, FL 33394-3091                                                                    service).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Director          Since 2005           141                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Director          Since 1990           20                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director          Since April 2007     34                        El Oro and Exploration Co.,
500 East Broward Blvd.                                                                            p.l.c. (investments) and ARC
Suite 2100                                                                                        Wireless Solutions, Inc.
Fort Lauderdale, FL 33394-3091                                                                    (wireless components and network
                                                                                                  products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Director,         Director and         141                       None
One Franklin Parkway             Chairman of       Vice President
San Mateo, CA 94403-1906         the Board and     since 1993 and
                                 Vice President    Chairman of the
                                                   Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)      Director          Since April 2007     92                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief             Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance        Officer since 2004
San Mateo, CA 94403-1906         Officer and       and Vice President
                                 Vice President    - AML Compliance
                                 - AML             since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice       Since 2002           Not Applicable            Not Applicable
500 East Broward Blvd.           President
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President    Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President    Since 1996           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President    Since 1994           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)               Vice President    Since 1993           Not Applicable            Not Applicable
17th Floor,
The Chater House
8 Connaught Road
Central Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of
Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
GARY P. MOTYL (1952)             President and     Since 2005           Not Applicable            Not Applicable
500 East Broward Blvd.           and Chief
Suite 2100                       Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; and officer and/or director, of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary         Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                        NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION          TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer         Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President    Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial   Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer, director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to December 31, 2007, Nicholas F. Brady ceased to be a director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. NIEMIEC QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. NIEMIEC HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. NIEMIEC IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563 TO REQUEST THE SAI.


                                                              Annual Report | 37

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION

FOREIGN EQUITY SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


38 | Annual Report

                       This page intentionally left blank.

                      This page intentionally left blank.

     [LOGO](R)                   FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON
   INSTITUTIONAL                 600 Fifth Avenue
                                 New York, NY 10020

ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT454 A2007 02/08


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                       ANNUAL REPORT                  12 31 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             TEMPLETON INSTITUTIONAL FUNDS, INC.
--------------------------------------------------------------------------------

                                             Emerging Markets Series

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

Contents

ANNUAL REPORT

TIFI Emerging Markets Series ..............................................    1

Performance Summary .......................................................    6

Your Fund's Expenses ......................................................    8

Financial Highlights and Statement of Investments .........................   10

Financial Statements ......................................................   17

Notes to Financial Statements .............................................   20

Report of Independent Registered Public Accounting Firm ...................   28

Tax Designation ...........................................................   29

Board Members and Officers ................................................   31

Shareholder Information ...................................................   36

--------------------------------------------------------------------------------

Annual Report

TIFI Emerging Markets Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIFI Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by emerging market companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FTINSTITUTIONAL.COM OR CALL 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This annual report for Templeton Institutional Funds, Inc. (TIFI) Emerging Markets Series (Fund) covers the fiscal year ended December 31, 2007.

PERFORMANCE OVERVIEW

TIFI Emerging Markets Series posted a +30.10% cumulative total return for the 12 months ended December 31, 2007. The Fund underperformed the Standard & Poor's/International Finance Corporation Investable (S&P/IFCI) Composite Index and the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which returned +40.28% and +39.78% during the same period. 1 Please note that index performance is purely for reference and that we do not attempt to tract any index, but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 6.

1. Source: Standard & Poor's Micropal. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 11.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                               Annual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/07

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Asia                                                                       43.2%
Europe                                                                     30.0%
Latin America                                                              21.0%
Middle East & Africa                                                        4.9%
Short-Term Investments & Other Net Assets                                   0.9%

ECONOMIC AND MARKET OVERVIEW

In 2007, emerging markets equities had another positive year. Despite problems brought on by the U.S. subprime lending crisis, emerging markets registered a +39.78% gain for the year, bringing cumulative return for the past five years to +390.79% in U.S. dollar terms, as measured by the MSCI EM Index. 2 Most stock markets were supported by a robust macroeconomic environment, surging money supply, rising commodity prices, stronger emerging market currencies, improved corporate earnings and significant investment inflows. Periods of increased volatility, however, occurred during the year as nervous investors reacted to subprime concerns and their impact on the global economy as well as overheating concerns in China.

In Asia, India and China were among the top performing markets as both economies continued to benefit from strong economic growth, a large consumer base and vast foreign reserves. Moreover, Chinese stocks listed in Hong Kong were key beneficiaries of the expansion of China's Qualified Domestic Institutional Investor (QDII) program, which allowed domestic fund managers and brokerages to invest in foreign securities. Neighboring markets in Indonesia, Thailand and South Korea also recorded respectable gains.

Market returns in Latin America benefited from high commodity prices and stronger regional currencies. Accelerating economic growth, high foreign investment flows and lower interest rates pushed the Brazilian stock market to end the year at record high levels. However, Mexico underperformed its regional peers as concerns of slowing growth in the U.S. led investors to stay on the sidelines.

Despite recording double-digit returns, European and African markets underperformed their emerging market counterparts during the year. Turkey, however, significantly outperformed global markets as investors responded favorably to the central bank's adoption of a loosening monetary policy, improvement in the country's public finances, as well as the completion of parliamentary and presidential elections. A stronger lira also boosted stock returns in U.S. dollar terms.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we focus on specific companies and

2. Source: Standard & Poor's Micropal. See footnote 1 for a description of the MSCI EM Index.


2 | Annual Report
undertake in-depth research to construct an "action list" from which we make our buy decisions. Before we make a purchase, we generally look at the company's price/earnings ratio, profit margins and liquidation value. During our analysis, we also consider the company's position in its sector, the economic framework and political environment.

MANAGER'S DISCUSSION

For the 12 months under review, the Fund's exposure to the materials, energy, telecommunication services and bank sectors contributed significantly to absolute performance. 3 Within the materials and energy sectors, holdings in Chalco (Aluminum Corp. of China), CVRD (Companhia Vale do Rio Doce), Petrobras (Petroleo Brasileiro) and Tupras (Tupras-Turkiye Petrol Rafinerileri) were among the largest contributors to performance. Rising oil and commodity prices coupled with growing demand for oil, coal and metals in China as well as other emerging markets benefited these companies.

Additional key contributors included Turkcell (Turkcell Iletisim Hizmetleri) and America Movil in the telecommunication services sector. Turkish and Brazilian banks, Akbank, Vakifbank (Turkiye Vakiflar Bankasi), Unibanco (Unibanco-Uniao de Bancos Brasileiros) and Banco Bradesco, also boosted Fund performance during the period.

Sectors that detracted from Fund performance included retail and real estate. 4 South African stocks Foschini and JD Group declined in value and were the largest detractors in the retail sector during the period. Over the longer term, however, we believed that both stocks were well positioned in their respective markets to benefit from growing demand for their products and services. In the real estate sector, Beijing Capital Land and Hopson Development Holdings were detractors during the period.

Geographically, investments in Brazil, Turkey and China made noteworthy contributions to Fund performance. In addition to stocks discussed earlier, THY (Turk Hava Yollari Anonim Ortakligi), Turkey's national airline; Souza Cruz, Brazil's leading major tobacco company; Sinopec (China Petroleum and Chemical), the largest integrated energy company in China; and PetroChina, a dominant player in the upstream oil and gas sector, also supported performance.

3. The materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The bank sector comprises commercial banks in the SOI.

4. The retail sector comprises specialty retail in the SOI. The real estate sector comprises real estate management and development in the SOI.

TOP 10 COUNTRIES
12/31/07

--------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                                     NET ASSETS
--------------------------------------------------------------------------------
China                                                                     20.2%
--------------------------------------------------------------------------------
Brazil                                                                    15.6%
--------------------------------------------------------------------------------
Russia                                                                    13.2%
--------------------------------------------------------------------------------
Turkey                                                                    10.1%
--------------------------------------------------------------------------------
South Korea                                                                8.0%
--------------------------------------------------------------------------------
India                                                                      5.5%
--------------------------------------------------------------------------------
Mexico                                                                     4.8%
--------------------------------------------------------------------------------
South Africa                                                               4.5%
--------------------------------------------------------------------------------
Taiwan                                                                     3.2%
--------------------------------------------------------------------------------
U.K.                                                                       2.2%
--------------------------------------------------------------------------------


                                                               Annual Report | 3

TOP 10 EQUITY HOLDINGS
12/31/07

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
CVRD (Companhia Vale do Rio Doce),
ADR, pfd., A                                                                5.4%
   METALS & MINING, BRAZIL
--------------------------------------------------------------------------------
Petrobras (Petroleo Brasileiro SA),
ADR, pfd.                                                                   4.6%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
--------------------------------------------------------------------------------
Akbank TAS                                                                  3.8%
   COMMERCIAL BANKS, TURKEY
--------------------------------------------------------------------------------
Chalco (Aluminum Corp. of China Ltd.),
H & 144A                                                                    3.8%
   METALS & MINING, CHINA
--------------------------------------------------------------------------------
Gazprom OAO, ord. & ADR                                                     3.5%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
--------------------------------------------------------------------------------
SK Energy Co. Ltd.                                                          3.2%
   OIL, GAS & CONSUMABLE FUELS,
   SOUTH KOREA
--------------------------------------------------------------------------------
UES (Unified Energy Systems)                                                3.2%
   ELECTRIC UTILITIES, RUSSIA
--------------------------------------------------------------------------------
Norilsk Nickel (Mining and Metallurgical
Co. Norilsk Nickel)                                                         3.1%
   METALS & MINING, RUSSIA
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H                                                      2.8%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
America Movil SAB de CV, L, ADR                                             2.7%
   WIRELESS TELECOMMUNICATION SERVICES,
   MEXICO
--------------------------------------------------------------------------------

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's investments predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the reporting period, we made significant purchases in Russia, India, Mexico and China (via Hong Kong-listed China H shares). 5 Major investments included shares of America Movil, UES (Unified Energy Systems), China Telecom and Sberbank (Savings Bank of Russia). We also made select additions in Pakistan, Peru and Chile as we continued to search for undervalued stocks trading at attractive valuations.

From a sector perspective, we increased the Fund's allocations to several sectors based on what we considered favorable market trends. With commodity prices expected to stay at relatively high levels amid growing global energy demand, we increased our investments in coal and diversified metals and mining companies. 6 Greater global demand for consumer products and services also led us to increase our allocation to integrated telecommunication services, home furnishing retail and automobile manufacturing companies. 7 We also increased the Fund's exposure to the information technology (IT) consulting industry because of strong demand for outsourcing services. 8 We initiated a position in Tata Consultancy Services, India's leading IT consulting and outsourcing services provider.

5. "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China.

6. The coal industry is part of oil, gas and consumable fuels in the SOI. The diversified metals and mining industry is part of metals and mining in the SOI.

7. The integrated telecommunication services industry is part of diversified telecommunication services in the SOI. The home furnishing retail industry is part of household durables in the SOI. The automobile manufacturing industry is part of automobiles in the SOI.

8. The IT consulting industry is part of IT services in the SOI.


4 | Annual Report

To raise funds for redemptions during the reporting period, we sold a number of holdings. These sales also allowed the Fund to focus on stocks we considered relatively more attractively valued within our investment universe. We sold select positions as stocks reached sale price targets. As a result, the Fund's exposure to the tobacco, semiconductors, diversified banking, and life and health insurance industries fell. 9 Major sales included all or part of Remgro, Old Mutual, Samsung Electronics and Hana Financial Group.

We thank you for your continued participation in the Fund and look forward to serving your future investment needs.

[PHOTO OMITTED]       /s/ Mark Mobius

                      Mark Mobius
                      Executive Chairman
                      Templeton Asset Management Ltd.

9. The semiconductors industry is part of semiconductors and semiconductor equipment in the SOI. The diversified banking industry is part of commercial banks in the SOI. The life and health insurance industry is part of insurance in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

Performance Summary as of 12/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------
SYMBOL: TEEMX                                          CHANGE    12/31/07    12/31/06
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  +$0.37      $21.23      $20.86
--------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
--------------------------------------------------------------------------------------
Dividend Income                             $0.7856
--------------------------------------------------------------------------------------
Short-Term Capital Gain                     $0.5063
--------------------------------------------------------------------------------------
Long-Term Capital Gain                      $4.1449
--------------------------------------------------------------------------------------
        TOTAL                               $5.4368
--------------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-----------------------------------------------------------------------------------------------
                                                            1-YEAR        5-YEAR       10-YEAR
-----------------------------------------------------------------------------------------------
Cumulative Total Return 2                                   +30.10%      +318.29%      +253.54%
-----------------------------------------------------------------------------------------------
Average Annual Total Return 3                               +30.10%       +33.14%       +13.46%
-----------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4                        $1,301,036    $4,182,900    $3,535,462
-----------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5             1.42%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT FTINSTITUTIONAL.COM OR CALL 1-800/321-8563.


6 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $1,000,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

1/1/98-12/31/07
$ Millions

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

         TIFI Emerging         S&P/IFCI
 Date    Markets Series   Composite Index 6   MSCI EM Index 6

Dec-97     $ 1,000,000       $ 1,000,000        $ 1,000,000
Jan-98     $   918,997       $   934,429        $   921,570
Feb-98     $ 1,009,644       $ 1,029,841        $ 1,017,759
Mar-98     $ 1,049,279       $ 1,070,225        $ 1,061,926
Apr-98     $ 1,051,215       $ 1,073,121        $ 1,050,358
May-98     $   903,116       $   939,245        $   906,416
Jun-98     $   815,999       $   842,987        $   811,337
Jul-98     $   821,807       $   876,603        $   837,061
Aug-98     $   631,117       $   630,166        $   595,033
Sep-98     $   663,060       $   660,495        $   632,779
Oct-98     $   762,760       $   736,349        $   699,412
Nov-98     $   845,038       $   791,734        $   757,581
Dec-98     $   819,691       $   779,922        $   746,602
Jan-99     $   780,235       $   761,894        $   734,556
Feb-99     $   780,235       $   775,464        $   741,701
Mar-99     $   889,301       $   865,083        $   839,450
Apr-99     $ 1,063,015       $   983,046        $   943,308
May-99     $ 1,034,392       $   965,473        $   937,820
Jun-99     $ 1,135,068       $ 1,070,745        $ 1,044,255
Jul-99     $ 1,084,730       $ 1,055,190        $ 1,015,887
Aug-99     $ 1,046,236       $ 1,066,580        $ 1,025,130
Sep-99     $   999,847       $ 1,036,870        $   990,437
Oct-99     $ 1,028,470       $ 1,054,507        $ 1,011,527
Nov-99     $ 1,115,327       $ 1,149,300        $ 1,102,225
Dec-99     $ 1,283,502       $ 1,303,352        $ 1,242,406
Jan-00     $ 1,225,794       $ 1,305,207        $ 1,249,810
Feb-00     $ 1,182,016       $ 1,303,938        $ 1,266,317
Mar-00     $ 1,197,498       $ 1,323,007        $ 1,272,497
Apr-00     $ 1,093,973       $ 1,186,137        $ 1,151,873
May-00     $ 1,006,376       $ 1,153,108        $ 1,104,253
Jun-00     $ 1,081,033       $ 1,185,747        $ 1,143,150
Jul-00     $ 1,035,243       $ 1,128,734        $ 1,084,358
Aug-00     $ 1,055,151       $ 1,132,997        $ 1,089,690
Sep-00     $   951,627       $ 1,031,663        $   994,542
Oct-00     $   871,993       $   948,129        $   922,435
Nov-00     $   826,203       $   864,367        $   841,783
Dec-00     $   872,605       $   889,391        $   862,106
Jan-01     $   971,353       $ 1,003,612        $   980,819
Feb-01     $   894,773       $   926,294        $   904,019
Mar-01     $   811,140       $   846,502        $   815,227
Apr-01     $   853,461       $   896,616        $   855,509
May-01     $   883,690       $   923,755        $   865,720
Jun-01     $   879,659       $   907,029        $   847,950
Jul-01     $   828,270       $   845,037        $   794,367
Aug-01     $   831,293       $   833,550        $   786,532
Sep-01     $   727,507       $   704,328        $   664,793
Oct-01     $   749,675       $   747,999        $   706,049
Nov-01     $   795,018       $   835,633        $   779,763
Dec-01     $   829,010       $   905,142        $   841,657
Jan-02     $   872,102       $   937,455        $   870,179
Feb-02     $   871,076       $   955,548        $   884,475
Mar-02     $   923,301       $ 1,022,128        $   937,677
Apr-02     $   954,146       $ 1,031,598        $   943,763
May-02     $   947,977       $ 1,014,709        $   928,726
Jun-02     $   888,343       $   941,490        $   859,051
Jul-02     $   841,047       $   881,874        $   793,715
Aug-02     $   838,991       $   893,296        $   805,945
Sep-02     $   777,300       $   794,045        $   718,991
Oct-02     $   797,864       $   845,037        $   765,644
Nov-02     $   862,639       $   903,710        $   818,346
Dec-02     $   845,218       $   869,509        $   791,156
Jan-03     $   835,827       $   870,290        $   787,712
Feb-03     $   834,783       $   844,517        $   766,451
Mar-03     $   804,571       $   813,505        $   744,719
Apr-03     $   888,380       $   896,551        $   811,052
May-03     $   940,761       $   958,933        $   869,263
Jun-03     $   972,190       $ 1,018,288        $   918,806
Jul-03     $ 1,014,095       $ 1,073,023        $   976,349
Aug-03     $ 1,062,285       $ 1,150,439        $ 1,041,881
Sep-03     $ 1,093,714       $ 1,163,000        $ 1,049,519
Oct-03     $ 1,178,571       $ 1,257,468        $ 1,138,830
Nov-03     $ 1,202,666       $ 1,273,609        $ 1,152,827
Dec-03     $ 1,300,309       $ 1,366,482        $ 1,236,401
Jan-04     $ 1,341,979       $ 1,413,179        $ 1,280,312
Feb-04     $ 1,391,128       $ 1,481,289        $ 1,339,372
Mar-04     $ 1,389,703       $ 1,508,916        $ 1,356,582
Apr-04     $ 1,311,425       $ 1,394,826        $ 1,245,672
May-04     $ 1,295,340       $ 1,375,854        $ 1,221,138
Jun-04     $ 1,322,148       $ 1,375,919        $ 1,226,716
Jul-04     $ 1,301,774       $ 1,347,608        $ 1,205,025
Aug-04     $ 1,345,738       $ 1,407,843        $ 1,255,467
Sep-04     $ 1,415,438       $ 1,489,131        $ 1,327,979
Oct-04     $ 1,457,258       $ 1,532,184        $ 1,359,793
Nov-04     $ 1,568,777       $ 1,665,311        $ 1,485,745
Dec-04     $ 1,643,613       $ 1,750,667        $ 1,557,271
Jan-05     $ 1,631,632       $ 1,754,897        $ 1,562,200
Feb-05     $ 1,757,980       $ 1,902,213        $ 1,699,374
Mar-05     $ 1,673,517       $ 1,783,436        $ 1,587,418
Apr-05     $ 1,622,072       $ 1,743,475        $ 1,545,108
May-05     $ 1,686,657       $ 1,808,819        $ 1,599,509
Jun-05     $ 1,741,384       $ 1,869,802        $ 1,654,722
Jul-05     $ 1,839,906       $ 1,999,219        $ 1,771,807
Aug-05     $ 1,831,162       $ 2,016,043        $ 1,787,757
Sep-05     $ 1,978,928       $ 2,204,295        $ 1,954,460
Oct-05     $ 1,868,374       $ 2,060,690        $ 1,826,763
Nov-05     $ 2,012,848       $ 2,227,888        $ 1,978,014
Dec-05     $ 2,105,378       $ 2,366,775        $ 2,095,189
Jan-06     $ 2,317,805       $ 2,620,761        $ 2,330,476
Feb-06     $ 2,323,360       $ 2,622,486        $ 2,328,256
Mar-06     $ 2,341,171       $ 2,653,433        $ 2,349,127
Apr-06     $ 2,499,546       $ 2,878,588        $ 2,516,750
May-06     $ 2,260,859       $ 2,593,622        $ 2,253,635
Jun-06     $ 2,236,324       $ 2,582,655        $ 2,248,860
Jul-06     $ 2,293,212       $ 2,615,718        $ 2,282,494
Aug-06     $ 2,335,581       $ 2,692,971        $ 2,341,790
Sep-06     $ 2,335,581       $ 2,716,531        $ 2,361,473
Oct-06     $ 2,447,106       $ 2,838,204        $ 2,473,729
Nov-06     $ 2,584,296       $ 3,058,379        $ 2,658,003
Dec-06     $ 2,717,421       $ 3,197,852        $ 2,777,935
Jan-07     $ 2,682,249       $ 3,161,145        $ 2,749,157
Feb-07     $ 2,656,190       $ 3,154,474        $ 2,733,234
Mar-07     $ 2,760,990       $ 3,285,031        $ 2,843,123
Apr-07     $ 2,902,259       $ 3,450,277        $ 2,975,152
May-07     $ 3,030,078       $ 3,627,432        $ 3,123,284
Jun-07     $ 3,125,625       $ 3,800,163        $ 3,271,014
Jul-07     $ 3,200,966       $ 3,992,873        $ 3,445,297
Aug-07     $ 3,098,723       $ 3,904,230        $ 3,373,209
Sep-07     $ 3,475,464       $ 4,292,353        $ 3,745,987
Oct-07     $ 3,852,219       $ 4,788,122        $ 4,164,034
Nov-07     $ 3,534,682       $ 4,459,128        $ 3,869,118
Dec-07     $ 3,535,462       $ 4,485,844        $ 3,882,940

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
                            12/31/07
-------------------------------------
1-Year                       +30.10%
-------------------------------------
5-Year                       +33.14%
-------------------------------------
10-Year                      +13.46%
-------------------------------------

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The S&P/IFCI Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance of global emerging markets. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.


                                                               Annual Report | 7

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.
   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


8 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 7/1/07     VALUE 12/31/07  PERIOD* 7/1/07-12/31/07
-------------------------------------------------------------------------------------------------------
Actual                                           $1,000           $1,131.10               $7.63
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)         $1,000           $1,018.05               $7.22
-------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month annualized expense ratio of 1.42%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                               Annual Report | 9

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS

EMERGING MARKETS SERIES

                                                     ------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                            2007           2006           2005           2004           2003
                                                     ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     20.86     $    18.93     $    15.09     $    12.18     $     8.10
                                                     ------------------------------------------------------------------------
Income from investment operations a:
   Net investment income b .......................          0.50           0.44           0.33           0.21           0.24
   Net realized and unrealized gains (losses) ....          5.31           4.96           3.89           2.97           4.10
                                                     ------------------------------------------------------------------------
Total from investment operations .................          5.81           5.40           4.22           3.18           4.34
                                                     ------------------------------------------------------------------------
Less distributions from:
   Net investment income .........................         (0.79)         (0.54)         (0.38)         (0.27)         (0.26)
   Net realized gains ............................         (4.65)         (2.93)            --             --             --
                                                     ------------------------------------------------------------------------
Total distributions ..............................         (5.44)         (3.47)         (0.38)         (0.27)         (0.26)
                                                     ------------------------------------------------------------------------
Redemption fees ..................................            -- c           -- c           -- c           -- c           --
                                                     ------------------------------------------------------------------------
Net asset value, end of year .....................   $     21.23     $    20.86     $    18.93     $    15.09     $    12.18
                                                     ========================================================================

Total return .....................................         30.10%         29.07%         28.09%         26.40%         53.84%

RATIOS TO AVERAGE NET ASSETS
Expenses .........................................          1.41% d        1.42% d        1.42% d        1.45% d        1.46%
Net investment income ............................          2.18%          2.09%          1.98%          1.62%          2.52%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ..................   $ 3,184,512     $3,209,602     $2,841,536     $2,063,532     $2,092,229
Portfolio turnover rate ..........................         87.26%         40.84%         36.42%         52.07%         46.83%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Benefit of expense reduction rounds to less than 0.01%.


10 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                             INDUSTRY                     SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS 99.1%
    COMMON STOCKS AND RIGHTS 85.1%
    AUSTRIA 1.1%
    Erste Bank der oesterreichischen Sparkassen
       AG .........................................                 Commercial Banks                        68,890   $    4,875,929
  a IMMOEAST AG ...................................       Real Estate Management & Development             155,420        1,671,605
  a Meinl European Land Ltd. ......................       Real Estate Management & Development             152,965        2,105,054
    OMV AG ........................................           Oil, Gas & Consumable Fuels                  230,099       18,609,757
    Wienerberger AG ...............................                Building Products                       108,400        6,000,281
                                                                                                                     ---------------
                                                                                                                         33,262,626
                                                                                                                     ---------------
    BRAZIL 1.8%
    AES Tiete SA ..................................   Independent Power Producers & Energy Traders     259,127,491       11,500,602
    Companhia de Bebidas das Americas
       (AmBev) ....................................                    Beverages                            48,607        3,413,413
  b Companhia Energetica de Minas Gerais ..........                Electric Utilities                       60,672        1,151,745
    Energias do Brasil SA .........................               Electrical Equipment                     222,712        3,615,942
  c Marfrig Frigorificos e Comercio De Alimentos
       SA, 144A ...................................                  Food Products                         106,409          911,650
    Natura Cosmeticos SA ..........................                Personal Products                       422,194        4,032,190
    Porto Seguro SA ...............................                    Insurance                           138,700        5,142,809
    Souza Cruz SA .................................                     Tobacco                            981,619       26,580,919
                                                                                                                     ---------------
                                                                                                                         56,349,270
                                                                                                                     ---------------
    CHINA 20.2%
    Air China Ltd., H .............................                     Airlines                         8,510,000       12,680,807
    Aluminum Corp. of China Ltd., H ...............                 Metals & Mining                     57,380,000      118,467,063
  c Aluminum Corp. of China Ltd., H, 144A .........                 Metals & Mining                      1,114,000        2,299,971
    Beijing Capital Land Ltd., H ..................       Real Estate Management & Development           5,166,000        3,140,103
    China Construction Bank Corp., H ..............                 Commercial Banks                    12,236,000       10,371,752
    China International Marine Containers
       (Group) Co. Ltd., B ........................                    Machinery                         2,967,300        5,506,063
    China Mobile Ltd. .............................       Wireless Telecommunication Services            3,789,000       67,003,898
    China Netcom Group Corp. (Hong Kong) Ltd. .....      Diversified Telecommunication Services          6,412,000       19,281,799
    China Petroleum and Chemical Corp., H .........           Oil, Gas & Consumable Fuels               51,590,000       77,933,112
    China Shenhua Energy Co. Ltd., H ..............           Oil, Gas & Consumable Fuels                2,121,000       12,674,703
    China Telecom Corp. Ltd., H ...................      Diversified Telecommunication Services         79,252,000       63,010,528
    CNOOC Ltd. ....................................           Oil, Gas & Consumable Fuels               27,665,000       47,112,912
    Denway Motors Ltd. ............................                   Automobiles                       48,553,000       31,193,564
    Dongfeng Motor Corp., H .......................                   Automobiles                       23,106,000       16,296,662
  a Hidili Industry International Development .....                 Metals & Mining                      8,823,000       13,554,525
a,c Hidili Industry International Development,
       144A .......................................                 Metals & Mining                        620,000          952,488
    Huaneng Power International Inc., H ...........   Independent Power Producers & Energy Traders       2,960,000        3,116,349
    Industrial and Commercial Bank of China, H ....                 Commercial Banks                     2,232,000        1,602,852
    Jiangxi Copper Co. Ltd., H ....................                 Metals & Mining                      5,396,000       13,244,180
    Nine Dragons Paper Holdings Ltd. ..............             Paper & Forest Products                  1,213,000        3,067,460
    PetroChina Co. Ltd., H ........................           Oil, Gas & Consumable Fuels               49,676,000       88,546,749
    Shanghai Industrial Holdings Ltd. .............             Industrial Conglomerates                 5,303,000       23,121,273


                                                              Annual Report | 11

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                             INDUSTRY                     SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    CHINA (CONTINUED)
  a Soho China Ltd. ...............................       Real Estate Management & Development           5,365,000   $    5,538,304
a,c Soho China Ltd., 144A .........................       Real Estate Management & Development           1,886,500        1,947,439
    Travelsky Technology Ltd., H ..................                   IT Services                        1,594,000        1,694,549
                                                                                                                     ---------------
                                                                                                                        643,359,105
                                                                                                                     ---------------
    EGYPT 0.2%
    Orascom Construction Industries ...............            Construction & Engineering                   49,689        5,170,358
    Telecom Egypt .................................      Diversified Telecommunication Services            647,935        2,458,424
                                                                                                                     ---------------
                                                                                                                          7,628,782
                                                                                                                     ---------------
    HONG KONG 1.5%
    Citic Pacific Ltd. ............................             Industrial Conglomerates                 1,589,000        8,874,078
    Dairy Farm International Holdings Ltd. ........             Food & Staples Retailing                 1,864,719        8,130,175
    GOME Electrical Appliances Holdings Ltd. ......                 Specialty Retail                     6,674,000       16,945,820
    Hopson Development Holdings Ltd. ..............       Real Estate Management & Development           1,338,000        3,697,554
    Hutchison Whampoa Ltd. ........................             Industrial Conglomerates                   635,000        7,202,492
    VTech Holdings Ltd. ...........................             Communications Equipment                   367,000        2,635,514
                                                                                                                     ---------------
                                                                                                                         47,485,633
                                                                                                                     ---------------
    HUNGARY 1.5%
    Magyar Telekom PLC ............................      Diversified Telecommunication Services          1,338,679        6,949,764
    MOL Hungarian Oil and Gas Nyrt. ...............           Oil, Gas & Consumable Fuels                  268,120       37,884,168
    OTP Bank Ltd. .................................                 Commercial Banks                        78,063        3,958,086
                                                                                                                     ---------------
                                                                                                                         48,792,018
                                                                                                                     ---------------
    INDIA 5.5%
    Ashok Leyland Ltd. ............................                    Machinery                         4,456,061        5,880,350
  a Bharti Airtel Ltd. ............................       Wireless Telecommunication Services              291,948        7,368,529
    Dr. Reddy's Laboratories Ltd. .................                 Pharmaceuticals                        170,635        3,184,277
    Gail India Ltd. ...............................                  Gas Utilities                       1,654,039       22,752,743
    Grasim Industries Ltd. ........................              Construction Materials                      1,513          140,207
    Hindalco Industries Ltd. ......................                 Metals & Mining                      2,375,134       12,950,071
    Hindustan Unilever Ltd. .......................                Household Products                    1,483,200        8,051,173
    Maruti Suzuki India Ltd. ......................                   Automobiles                          116,216        2,919,925
    National Aluminium Co. Ltd. ...................                 Metals & Mining                        912,053       11,391,115
    Oil & Natural Gas Corp. Ltd. ..................           Oil, Gas & Consumable Fuels                1,301,753       40,848,054
    Reliance Industries Ltd. ......................           Oil, Gas & Consumable Fuels                  176,100       12,875,343
    Satyam Computer Services Ltd. .................                   IT Services                          301,300        3,434,308
    Tata Chemicals Ltd. ...........................                    Chemicals                           488,636        5,116,387
    Tata Consultancy Services Ltd. ................                   IT Services                          876,683       24,102,386
    Tata Motors Ltd. ..............................                    Machinery                           125,900        2,371,029
    Tata Steel Ltd. ...............................                 Metals & Mining                        545,200       12,933,713
                                                                                                                     ---------------
                                                                                                                        176,319,610
                                                                                                                     ---------------
    INDONESIA 0.4%
    PT Bank Central Asia Tbk ......................                 Commercial Banks                     6,119,500        4,756,173
    PT Telekomunikasi Indonesia, B ................      Diversified Telecommunication Services          8,549,000        9,238,472
                                                                                                                     ---------------
                                                                                                                         13,994,645
                                                                                                                     ---------------


12 | Annual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                             INDUSTRY                     SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    ISRAEL 0.2%
a,b Taro Pharmaceutical Industries Ltd. ...........                  Pharmaceuticals                       704,120   $    5,421,724
                                                                                                                     ---------------
    MEXICO 4.8%
    Alfa SAB de CV ................................             Industrial Conglomerates                   523,600        3,381,313
    America Movil SAB de CV, L, ADR ...............        Wireless Telecommunication Services           1,378,478       84,624,764
    Cemex SAB de CV, CPO, ADR .....................              Construction Materials                    121,160        3,131,986
    Consorcio ARA SAB de CV .......................                Household Durables                    1,002,937        1,120,805
    Fomento Economico Mexicano SAB de CV, ADR .....                     Beverages                          100,100        3,820,817
    Grupo Televisa SA .............................                       Media                          2,925,981       13,961,194
    Kimberly Clark de Mexico SAB de CV, A .........                Household Products                    6,675,130       29,141,403
    Telefonos de Mexico SAB de CV (Telmex), L,
       ADR ........................................      Diversified Telecommunication Services            378,858       13,957,129
                                                                                                                     ---------------
                                                                                                                        153,139,411
                                                                                                                     ---------------
    PAKISTAN 1.0%
    MCB Bank Ltd. .................................                 Commercial Banks                     2,268,043       14,713,768
    Oil & Gas Development Co. Ltd. ................            Oil, Gas & Consumable Fuels               2,457,000        4,760,562
    Pakistan Telecommunications Corp., A ..........      Diversified Telecommunication Services         19,384,833       13,221,934
                                                                                                                     ---------------
                                                                                                                         32,696,264
                                                                                                                     ---------------
    PERU 0.4%
    Compania de Minas Buenaventura SA, ADR ........                  Metals & Mining                       219,360       12,415,776
                                                                                                                     ---------------
    PHILIPPINES 0.5%
    San Miguel Corp., B ...........................                     Beverages                       11,239,883       16,220,544
                                                                                                                     ---------------
    POLAND 0.7%
  a Polski Koncern Naftowy Orlen SA ...............            Oil, Gas & Consumable Fuels               1,107,756       23,286,701
                                                                                                                     ---------------
    RUSSIA 13.2%
    Bank Of Moscow ................................                 Commercial Banks                        32,028        1,673,463
    Fifth Power Generation Co. ....................                Electric Utilities                    2,210,371          387,257
    Gazprom OAO ...................................            Oil, Gas & Consumable Fuels               1,727,000       24,333,430
    Gazprom OAO, ADR ..............................            Oil, Gas & Consumable Fuels                 590,600       33,487,020
    Gazprom, ADR ..................................            Oil, Gas & Consumable Fuels                 949,300       53,303,195
    LUKOIL, ADR ...................................            Oil, Gas & Consumable Fuels                 367,520       31,625,096
    LUKOIL, ADR (London Exchange) .................            Oil, Gas & Consumable Fuels                 124,000       10,713,600
    Mining and Metallurgical Co. Norilsk Nickel ...                  Metals & Mining                       369,810       97,999,650
    OAO TMK, GDR ..................................            Energy Equipment & Services                  78,000        3,471,000
    Sberbank RF ...................................                 Commercial Banks                     8,165,740       34,459,423
    TGC-5 JSC .....................................   Independent Power Producers & Energy Traders      72,962,927           66,031
    TNK-BP ........................................            Oil, Gas & Consumable Fuels              12,037,973       26,844,680
  a Unified Energy Systems ........................                Electric Utilities                   77,590,500      101,953,917
                                                                                                                     ---------------
                                                                                                                        420,317,762
                                                                                                                     ---------------
    SINGAPORE 0.8%
    ComfortDelGro Corp. Ltd. ......................                    Road & Rail                       5,257,997        6,675,316
    Fraser and Neave Ltd. .........................             Industrial Conglomerates                 4,097,290       16,770,621
    Keppel Corp. Ltd. .............................             Industrial Conglomerates                   239,000        2,155,468
                                                                                                                     ---------------
                                                                                                                         25,601,405
                                                                                                                     ---------------


                                                              Annual Report | 13

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                             INDUSTRY                     SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    SOUTH AFRICA 4.5%
    Barloworld Ltd. ...............................             Industrial Conglomerates                   189,750   $    2,976,850
    Foschini Ltd. .................................                 Specialty Retail                     2,248,671       15,820,948
  a Freeworld Coatings Ltd. .......................                 Specialty Retail                       189,750          291,604
    Imperial Holdings Ltd. ........................              Air Freight & Logistics                   662,219       10,068,815
    JD Group Ltd. .................................                 Specialty Retail                     1,456,846       10,822,891
    Lewis Group Ltd. ..............................                 Specialty Retail                     1,881,725       12,595,086
    MTN Group Ltd. ................................        Wireless Telecommunication Services           2,013,336       37,556,855
    Remgro Ltd. ...................................          Diversified Financial Services              1,208,501       34,955,869
    Standard Bank Group Ltd. ......................                 Commercial Banks                       726,182       10,586,496
    Tiger Brands Ltd. .............................                   Food Products                        307,600        7,527,575
                                                                                                                     ---------------
                                                                                                                        143,202,989
                                                                                                                     ---------------
    SOUTH KOREA 8.0%
    Daewoo Shipbuilding & Marine Engineering
       Co. Ltd. ...................................                     Machinery                          162,290        8,946,278
    GS Holdings Corp. .............................            Oil, Gas & Consumable Fuels                 234,040       14,526,707
    Kangwon Land Inc. .............................           Hotels, Restaurants & Leisure                889,318       23,371,853
  b POSCO .........................................                  Metals & Mining                        25,850       15,879,227
    Samsung Electronics Co. Ltd. ..................     Semiconductors & Semiconductor Equipment            33,771       20,059,480
  b Samsung Heavy Industries Co. Ltd. .............                     Machinery                          315,390       13,544,873
    SK Energy Co. Ltd. ............................            Oil, Gas & Consumable Fuels                 528,834      102,258,377
    SK Holdings Co. Ltd. ..........................             Industrial Conglomerates                   187,565       39,675,092
    SKC Co. Ltd. ..................................                Household Durables                       48,970        1,464,836
  b Woori Finance Holdings Co. Ltd. ...............                 Commercial Banks                       701,000       14,116,607
                                                                                                                     ---------------
                                                                                                                        253,843,330
                                                                                                                     ---------------
    SWEDEN 1.2%
    Oriflame Cosmetics SA, SDR ....................                 Personal Products                      592,364       37,837,563
                                                                                                                     ---------------
    TAIWAN 3.2%
    Compal Communications Inc. ....................             Communications Equipment                 2,044,000        5,073,759
    MediaTek Inc. .................................     Semiconductors & Semiconductor Equipment           581,000        7,542,430
    Novatek Microelectronics Corp. Ltd. ...........     Semiconductors & Semiconductor Equipment         3,708,428       14,179,620
    President Chain Store Corp. ...................             Food & Staples Retailing                12,858,010       33,780,526
    Siliconware Precision Industries Co. ..........     Semiconductors & Semiconductor Equipment        11,653,497       20,949,703
    Sunplus Technology Co. Ltd. ...................     Semiconductors & Semiconductor Equipment         4,632,173        6,941,832
    Taiwan Semiconductor Manufacturing Co. Ltd. ...     Semiconductors & Semiconductor Equipment         6,418,640       12,271,220
                                                                                                                     ---------------
                                                                                                                        100,739,090
                                                                                                                     ---------------
    THAILAND 2.1%
    Kasikornbank Public Co. Ltd., fgn. ............                 Commercial Banks                     7,206,700       18,720,090
  a PTT Aromatics & Refining Public Co. Ltd.,
       fgn. .......................................            Oil, Gas & Consumable Fuels               2,791,685        3,563,677
    PTT Public Co. Ltd., fgn. .....................            Oil, Gas & Consumable Fuels                 588,000        6,563,396
    Siam Cement Public Co. Ltd., fgn. .............              Construction Materials                  3,543,536       24,615,925
    Siam Commercial Bank Public Co. Ltd.,
       fgn. .......................................                 Commercial Banks                     1,271,400        3,283,711


14 | Annual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                             INDUSTRY                     SHARES/RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS AND RIGHTS (CONTINUED)
    THAILAND (CONTINUED)
    Thai Beverages Co. Ltd., fgn. .................                     Beverages                       62,470,000   $   11,051,268
  a True Corp. Public Co. Ltd., fgn., rts.,
       3/28/08 ....................................      Diversified Telecommunication Services          2,088,420               --
                                                                                                                     ---------------
                                                                                                                         67,798,067
                                                                                                                     ---------------
    TURKEY 10.1%
    Akbank TAS ....................................                 Commercial Banks                    16,295,087      121,402,061
    Anadolu Efes Biracilik Ve Malt Sanayii AS .....                     Beverages                        1,056,222       12,572,456
    Arcelik AS, Br. ...............................                Household Durables                    4,327,920       30,205,565
    Tupras-Turkiye Petrol Rafineleri AS ...........            Oil, Gas & Consumable Fuels               1,922,384       56,383,346
  a Turk Hava Yollari Anonim Ortakligi ............                     Airlines                           607,000        4,470,306
a,c Turk Hava Yollari Anonim Ortakligi, 144A ......                     Airlines                         2,523,000       18,580,861
    Turkcell Iletisim Hizmetleri AS ...............        Wireless Telecommunication Services           4,038,549       44,267,546
    Turkiye Vakiflar Bankasi T.A.O., D ............                 Commercial Banks                     9,014,815       31,960,038
                                                                                                                     ---------------
                                                                                                                        319,842,179
                                                                                                                     ---------------
    UNITED KINGDOM 2.2%
    Anglo American PLC ............................                  Metals & Mining                     1,061,183       64,153,266
    HSBC Holdings PLC .............................                 Commercial Banks                       366,800        6,194,786
                                                                                                                     ---------------
                                                                                                                         70,348,052
                                                                                                                     ---------------
    TOTAL COMMON STOCKS AND RIGHTS
       (COST $1,760,013,395)                                                                                          2,709,902,546
                                                                                                                     ---------------
    PREFERRED STOCKS 14.0%
    BRAZIL 13.8%
    Banco Bradesco SA, ADR, pfd. ..................                 Commercial Banks                     1,407,804       45,049,728
    Companhia Vale do Rio Doce, ADR, pfd., A ......                  Metals & Mining                     6,185,130      173,059,938
    Itausa - Investimentos Itau SA, pfd. ..........                 Commercial Banks                       562,100        3,710,492
    Metalurgica Gerdau SA, pfd. ...................                  Metals & Mining                       302,054       12,048,221
    Petroleo Brasileiro SA, ADR, pfd. .............            Oil, Gas & Consumable Fuels               1,511,770      145,462,509
    Unibanco - Uniao de Bancos Brasileiros SA,
       GDR, pfd. ..................................                 Commercial Banks                       301,500       42,101,460
    Usinas Siderurgicas de Minas Gerais SA,
       pfd., A ....................................                  Metals & Mining                       424,239       19,424,426
                                                                                                                     ---------------
                                                                                                                        440,856,774
                                                                                                                     ---------------
    CHILE 0.2%
    Embotelladora Andina SA, pfd., A ..............                     Beverages                        2,369,708        6,376,963
                                                                                                                     ---------------
    TOTAL PREFERRED STOCKS
       (COST $155,016,157) ........................                                                                     447,233,737
                                                                                                                     ---------------
    TOTAL LONG TERM INVESTMENTS
       (COST $1,915,029,552) ......................                                                                   3,157,136,283
                                                                                                                     ---------------


                                                              Annual Report | 15

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
    EMERGING MARKETS SERIES                                                                        PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS 0.8%
    U.S. GOVERNMENT AND AGENCY SECURITIES 0.8%
  d FHLB, 1/02/08 - 2/13/08 ....................................................................     $  19,135,000   $   19,130,365
  d FHLMC, 2/19/08 - 4/25/08 ...................................................................         1,890,000        1,868,589
  d FNMA, 3/27/08 ..............................................................................         2,751,000        2,724,467
                                                                                                                     ---------------
    TOTAL U.S. GOVERNMENT AND AGENCY
       SECURITIES (COST $23,716,168) ...........................................................                         23,723,421
                                                                                                                     ---------------
    TOTAL INVESTMENTS
       (COST $1,938,745,720) 99.9% .............................................................                      3,180,859,704
    OTHER ASSETS, LESS LIABILITIES 0.1% ........................................................                          3,652,287
                                                                                                                     ---------------
    NET ASSETS 100.0% ..........................................................................                     $3,184,511,991
                                                                                                                     ===============

SELECTED PORTFOLIO ABBREVIATIONS

ADR   - American Depository Receipt
CPO   - Certificates of Ordinary Participation
FHLB  - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corp.
FNMA  - Federal National Mortgage Association
GDR   - Global Depository Receipt
SDR   - Swedish Depository Receipt

a Non-income producing for the twelve months ended December 31, 2007.

b A portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(c).

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2007, the aggregate value of these securities was $24,692,409 representing 0.78% of net assets.

d The security is traded on a discount basis with no stated coupon rate.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

                                                               ----------------
                                                                   EMERGING
                                                               MARKETS SERIES
                                                               ----------------
Assets:
   Investments in securities:
      Cost .................................................   $ 1,938,745,720
                                                               ----------------
      Value ................................................   $ 3,180,859,704
   Cash ....................................................            11,705
   Foreign currency, at value (cost $6,371,301) ............         6,787,011
   Receivables:
      Investment securities sold ...........................        15,796,334
      Capital shares sold ..................................         3,882,115
      Dividends ............................................         6,409,582
      Foreign tax ..........................................           118,079
                                                               ----------------
         Total assets ......................................     3,213,864,530
                                                               ----------------
Liabilities:
   Payables:
      Investment securities purchased ......................        16,739,740
      Capital shares redeemed ..............................         6,285,946
      Affiliates ...........................................         3,522,702
   Deferred tax ............................................         1,661,836
   Accrued expenses and other liabilities ..................         1,142,315
                                                               ----------------
         Total liabilities .................................        29,352,539
                                                               ----------------
            Net assets, at value ...........................   $ 3,184,511,991
                                                               ================
Net assets consist of:
   Paid-in capital .........................................   $ 1,877,940,754
   Distributions in excess of net investment income ........       (25,601,137)
   Net unrealized appreciation (depreciation) ..............     1,240,834,549
   Accumulated net realized gain (loss) ....................        91,337,825
                                                               ----------------
            Net assets, at value ...........................   $ 3,184,511,991
                                                               ================
Shares outstanding .........................................       150,008,187
                                                               ================
Net asset value per share a ................................   $         21.23
                                                               ================

a Redemption price is equal to net asset value less redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 2007

                                                               ----------------
                                                                   EMERGING
                                                                MARKETS SERIES
                                                               ----------------
Investment income:
   Dividends (net of foreign taxes of $7,644,450) ..........   $   111,846,960
   Interest (net of foreign taxes of $29,334) ..............         6,209,240
                                                               ----------------
      Total investment income ..............................       118,056,200
                                                               ----------------
Expenses:
   Management fees (Note 3a) ...............................        39,961,050
   Administrative fees (Note 3b) ...........................         2,639,151
   Transfer agent fees (Note 3c) ...........................            28,739
   Custodian fees (Note 4) .................................         3,280,515
   Reports to shareholders .................................            54,880
   Registration and filing fees ............................           241,427
   Professional fees .......................................           242,893
   Directors' fees and expenses ............................            48,312
   Other ...................................................            71,088
                                                               ----------------
      Total expenses .......................................        46,568,055
      Expense reductions (Note 4) ..........................           (48,006)
                                                               ----------------
         Net expenses ......................................        46,520,049
                                                               ----------------
            Net investment income ..........................        71,536,151
                                                               ----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ..........................................       664,321,797
      Foreign currency transactions ........................           293,648
      Swap agreements ......................................          (223,080)
                                                               ----------------
         Net realized gain (loss) ..........................       664,392,365
   Net change in unrealized appreciation (depreciation) on:
      Investments ..........................................       106,602,202
      Translation of assets and liabilities denominated
         in foreign currencies .............................           387,850
   Change in deferred taxes on unrealized appreciation
      (depreciation) .......................................        (1,486,638)
                                                               ----------------
         Net change in unrealized appreciation
           (depreciation) ..................................       105,503,414
                                                               ----------------
Net realized and unrealized gain (loss) ....................       769,895,779
                                                               ----------------
Net increase (decrease) in net assets resulting from
   operations ..............................................   $   841,431,930
                                                               ================


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    -----------------------------------
                                                                                          EMERGING MARKETS SERIES
                                                                                          YEAR ENDED DECEMBER 31,
                                                                                    -----------------------------------
                                                                                          2007               2006
                                                                                    -----------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ......................................................  $    71,536,151   $     62,498,611
      Net realized gain (loss) from investments, foreign currency transactions,
         and swap agreements .....................................................      664,392,365        488,959,958
      Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign
         currencies, and deferred taxes ..........................................      105,503,414        219,700,509
                                                                                    -----------------------------------
           Net increase (decrease) in net assets resulting from operations .......      841,431,930        771,159,078
                                                                                    -----------------------------------
Distributions to shareholders from:
      Net investment income ......................................................     (101,637,203)       (74,010,838)
      Net realized gain ..........................................................     (587,388,696)      (394,234,085)
                                                                                    -----------------------------------
Total distributions to shareholders ..............................................     (689,025,899)      (468,244,923)
                                                                                    -----------------------------------
Capital share transactions: (Note 2) .............................................     (177,501,570)        65,143,777
                                                                                    -----------------------------------

Redemption fees ..................................................................            5,283              7,862
                                                                                    -----------------------------------
           Net increase (decrease) in net assets .................................      (25,090,256)       368,065,794
Net assets:
   Beginning of year .............................................................    3,209,602,247      2,841,536,453
                                                                                    -----------------------------------
   End of year ...................................................................  $ 3,184,511,991   $  3,209,602,247
                                                                                    ===================================
Distributions in excess of net investment income included in net assets:
   End of year ...................................................................  $   (25,601,137)  $    (47,974,409)
                                                                                    ===================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds, Inc. (TIFI) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Emerging Markets Series (Fund) included in this report is diversified. The financial statements of the remaining funds in the Company are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


20 | Annual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. TOTAL RETURN SWAPS

The Fund may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or paid are recorded as a realized gain or loss. The risks of entering into a total return swap include the unfavorable fluctuation of interest rates or the price of the underlying security or index, as well as the potential inability of the counterparty to fulfill their obligations under the swap agreement.


                                                              Annual Report | 21

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

F. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


22 | Annual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by TIFI are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of TIFI. Fund specific expenses are charged directly to the fund that incurred the expense.

H. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

J. GUARANTEES AND INDEMNIFICATIONS

Under TIFI's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, TIFI, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                                                              Annual Report | 23

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

2. CAPITAL STOCK

At December 31, 2007, there were 1.2 billion shares of TIFI authorized ($0.01 par value) of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                     ---------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                                  2007                             2006
                                     ---------------------------------------------------------------
                                       SHARES           AMOUNT            SHARES         AMOUNT
                                     ---------------------------------------------------------------
Shares sold .....................     11,076,340   $    251,491,312     21,134,826   $  441,896,309
Shares issued in reinvestment
   of distributions .............     32,231,074        647,171,797     21,751,689      442,666,138
Shares redeemed .................    (47,192,244)    (1,076,164,679)   (39,129,699)    (819,418,670)
                                     ---------------------------------------------------------------
Net increase (decrease) .........     (3,884,830)  $   (177,501,570)     3,756,816   $   65,143,777
                                     ===============================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
------------------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                            Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
-------------------------------------------------------------------------------
       1.250%              Up to and including $1 billion
       1.200%              Over $1 billion, up to and including $5 billion
       1.150%              Over $5 billion, up to and including $10 billion
       1.100%              Over $10 billion, up to and including $15 billion
       1.050%              Over $15 billion, up to and including $20 billion
       1.000%              In excess of $20 billion


24 | Annual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average net assets of certain funds within TIFI as follows:

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE        NET ASSETS
-------------------------------------------------------------------------------
       0.150%              Up to and including $200 million
       0.135%              Over $200 million, up to and including $700 million
       0.100%              Over $700 million, up to and including $1.2 billion
       0.075%              In excess of $1.2 billion

C. TRANSFER AGENT FEES

For the year ended December 31, 2007, the Fund paid transfer agent fees of $28,739, of which $3,926 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $1,680,746.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

                                                   -----------------------------
                                                        2007            2006
                                                   -----------------------------
Distributions paid from:
   Ordinary income .............................   $ 171,493,747   $  74,010,838
   Long term capital gain ......................     517,532,152     394,234,085
                                                   -----------------------------
                                                   $ 689,025,899   $ 468,244,923
                                                   =============================


                                                              Annual Report | 25

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

5. INCOME TAXES (CONTINUED)

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ........................................   $  1,978,328,416
                                                               =================

Unrealized appreciation ....................................   $  1,255,459,149
Unrealized depreciation ....................................        (52,927,861)
                                                               -----------------
Net unrealized appreciation (depreciation) .................   $  1,202,531,288
                                                               =================

Undistributed ordinary income ..............................   $     26,455,512
Undistributed long term capital gains ......................         80,544,618
                                                               -----------------
Distributable earnings .....................................   $    107,000,130
                                                               =================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign taxes paid on net realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $2,774,110,040 and $3,588,567,336, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.


26 | Annual Report

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 27

Templeton Institutional Funds, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON INSTITUTIONAL FUNDS, INC. - EMERGING MARKETS SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series (one of the funds constituting Templeton Institutional Funds, Inc., hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years and the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 20, 2008


28 | Annual Report

Templeton Institutional Funds, Inc.

TAX DESIGNATION (UNAUDITED)

EMERGING MARKETS SERIES

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $570,193,985 as long term capital gain dividends for the fiscal year ended December 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $49,423,793 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $73,313,625 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $6,042,520 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 14, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to shareholders of record.

Record Date: 12/14/2007

------------------------------------------------------------------------------------------------------------
                                      FOREIGN TAX PAID   FOREIGN SOURCE INCOME   FOREIGN QUALIFIED DIVIDENDS
                                         PER SHARE             PER SHARE                 PER SHARE
------------------------------------------------------------------------------------------------------------
Fund shares .......................       $0.0599              $0.6732                    $0.4138


                                                              Annual Report | 29

Templeton Institutional Funds, Inc.

EMERGING MARKETS SERIES

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


30 | Annual Report

Templeton Institutional Funds, Inc.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Director         Since 1992      141                       Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Director         Since 1990      20                        Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                      Nuinsco Resources Limited (mineral
Suite 2100                                                                                  exploration), Royal Fidelity Merchant
Fort Lauderdale, FL 33394-3091                                                              Bank & Trust Limited (financial
                                                                                            services), C.A. Bancorp Inc. (financial
                                                                                            services), Victory Nickel Inc. (mineral
                                                                                            exploration), ABACO Markets Limited
                                                                                            (retail distributors) and Belize
                                                                                            Electricity Limited (electric utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Lead             Director since  141                       Hess Corporation (exploration and
500 East Broward Blvd.           Independent      1996 and Lead                             refining of oil and gas), H.J. Heinz
Suite 2100                       Director         Independent                               Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                    Director since                            products), RTI International Metals,
                                                  December 2007                             Inc. (manufacture and distribution of
                                                                                            titanium), Canadian National Railway
                                                                                            (railroad) and White Mountains Insurance
                                                                                            Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Director         Since 2005      20                        Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                      and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                  (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon Read, & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Director         Since 2003      141                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                      refining of oil and gas) and Sentient
Suite 2100                                                                                  Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Director         Since 2005      141                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Director         Since 1990      20                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director         Since April     34                        El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                            2007                                      (investments) and ARC Wireless
Suite 2100                                                                                  Solutions, Inc. (wireless components and
Fort Lauderdale, FL 33394-3091                                                              network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Director,        Director and    141                       None
One Franklin Parkway             Chairman of      Vice President
San Mateo, CA 94403-1906         the Board and    since 1993 and
                                 Vice President   Chairman of
                                                  the Board
                                                  since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)      Director         Since April     92                        None
One Franklin Parkway                              2007
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Chief           Not Applicable            Not Applicable
One Franklin Parkway             Compliance       Compliance
San Mateo, CA 94403-1906         Officer and      Officer since
                                 Vice President   2004 and Vice
                                 - AML            President -
                                 Compliance       AML Compliance
                                                  since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002      Not Applicable            Not Applicable
500 East Broward Blvd.           President
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President   Since 1996      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President   Since 1994      Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)               Vice President   Since 1993      Not Applicable            Not Applicable
17th Floor,
The Chater House
8 Connaught Road
Central, Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of
Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
GARY P. MOTYL (1952)             President        Since 2005      Not Applicable            Not Applicable
500 East Broward Blvd.           and Chief
Suite 2100                       Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; and officer and/or director, of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary        Since 2004      Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED     BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer        Since 2004      Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President   Since 2005      Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial  Since 2004      Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer, director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to December 31, 2007, Nicholas F. Brady ceased to be a director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. NIEMIEC QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. NIEMIEC HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. NIEMIEC IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563 TO REQUEST THE SAI.


                                                              Annual Report | 35

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION

EMERGING MARKETS SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


36 | Annual Report

     [LOGO](R)                 FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON             600 Fifth Avenue
   INSTITUTIONAL               New York, NY 10020

ANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES

INVESTMENT MANAGER

Templeton Asset Management Ltd.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.

ZT456 A2007 02/08


                                [GRAPHIC OMITTED]

                                  ANNUAL REPORT

--------------------------------------------------------------------------------
                                                                      12 31 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                             TEMPLETON INSTITUTIONAL FUNDS, INC.
--------------------------------------------------------------------------------

                                             Foreign Smaller Companies Series

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                  INSTITUTIONAL

Contents

ANNUAL REPORT

TIFI Foreign Smaller Companies Series .....................................    1

Performance Summary .......................................................    7

Your Fund's Expenses ......................................................    9

Financial Highlights and Statement of Investments .........................   11

Financial Statements ......................................................   17

Notes to Financial Statements .............................................   20

Report of Independent Registered Public Accounting Firm ...................   28

Tax Designation ...........................................................   29

Board Members and Officers ................................................   31

Shareholder Information ...................................................   36

--------------------------------------------------------------------------------

Annual Report

TIFI Foreign Smaller Companies Series

YOUR FUND'S GOAL AND MAIN INVESTMENTS: TIFI Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE CALL A FRANKLIN TEMPLETON INSTITUTIONAL SERVICES REPRESENTATIVE AT 1-800/321-8563 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton Institutional Funds, Inc. (TIFI) Foreign Smaller Companies Series' (Fund's) annual report for the fiscal year ended December 31, 2007.

PERFORMANCE OVERVIEW

The Fund posted a +15.09% cumulative total return for the 12-month period ended December 31, 2007. The Fund performed comparably to its benchmark, the S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index, which returned +14.84% during the same period. 1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find more of the Fund's performance data in the Performance Summary beginning on page 7.

1. Source: Standard & Poor's Micropal. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market equity securities, excluding the U.S., with market capitalizations less than $2 billion. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 12.

--------------------------------------------------------------------------------

-----------------------------------------------------
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


                                                               Annual Report | 1

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 12/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Asia                                                                      39.7%
Europe                                                                    37.4%
North America                                                             11.1%
Latin America                                                              4.7%
Australia & New Zealand                                                    3.4%
Middle East & Africa                                                       1.4%
Short-Term Investments & Other Net Assets                                  2.3%

ECONOMIC AND MARKET OVERVIEW

In spite of elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation, the global economy remained resilient in 2007. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. These were initially centered on the U.S. subprime mortgage market but spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity in the first half of the year. This was an important driver of equity performance, but as liquidity dried up in the second half of the year, significantly slower money flows from private equity weighed on market performance. However, global merger and acquisition activity still reached record levels. The staggering $4.5 trillion of deals announced in 2007 eclipsed the previous record from 2006 by 24%. 2

To alleviate the credit crunch and restore investor confidence, the world's major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate by a full percentage point. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing prevailed among large financial institutions toward the end of the year, and equity prices remained volatile.

For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns, making this an exceptionally strong period for investors in global equities. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity returns more than tripled those in developed markets. Led by the BRIC countries, Brazil, Russia, India and China, emerging market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, investment inflows from

2. Source: "For Deal Makers, Tale of Two Halves," THE WALL STREET JOURNAL,
1/2/08.


2 | Annual Report
developed economies continued to underpin equity prices in emerging markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

INVESTMENT STRATEGY

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of the company's potential long-term (typically five years) earnings, asset value and cash flow. We also consider a company's price/earnings ratio, profit margins, liquidation value and other factors.

MANAGER'S DISCUSSION

Several holdings performed well during the year under review. U.K.-based GAME Group, a major European retailer of computer software, video games, consoles and related products, was among the most significant contributors to Fund performance. GAME Group's shares performed well as the company acquired GameStation, the U.K.'s second-largest specialty video game retailer. The deal, in our view, made financial and strategic sense. It removed the takeover risk of GameStation by Gamestop, GAME Group's competitor, and effectively blocked what could have been Gamestop's entry point to the U.K. market. The transaction also gives GAME Group access to a large, higher margin, existing sales base, and we believe it offered synergies, and magnified the positive impact of the current game console cycle. Consistent with our investment strategy, we believed GAME Group was fundamentally strong with a solid balance sheet.

The Fund also benefited from Denmark-based Vestas Wind Systems, the world's leading wind turbine manufacturer. In our assessment, the company's success stemmed from its ability to develop durable, reliable and cost effective wind turbines. Wind power is the cheapest source of renewable energy when costs of environmental degradation from traditional power sources are factored in. Vestas benefited from rising energy prices and increasing global attention on renewable energy and environmentally friendly power sources.

Another contributor for the period was Taiwan-based D-Link, a global data networking vendor that sells branded wireless local area network (WLAN) products, broadband access equipment, LAN switches and other networking equipment. Rising notebook personal computer penetration rates and increasing broadband adoption rates bolstered demand from home users and small businesses for D-Link's products. The company continued to gain market share along with larger companies such as Linksys and NetGear, while smaller

PORTFOLIO BREAKDOWN
Based on Total Net Assets as of 12/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Textiles, Apparel & Luxury Goods                                           8.8%
Specialty Retail                                                           8.1%
Commercial Services & Supplies                                             7.4%
Machinery                                                                  7.3%
Commercial Banks                                                           5.6%
Electronic Equipment & Instruments                                         4.9%
Energy Equipment & Services                                                3.5%
Leisure Equipment & Products                                               3.3%
Capital Markets                                                            3.3%
Communications Equipment                                                   3.2%
Food Products                                                              2.8%
Health Care Providers & Services                                           2.7%
Computers & Peripherals                                                    2.3%
Electrical Equipment                                                       2.0%
Other                                                                     32.5%
Short-Term Investments & Other Net Assets                                  2.3%


                                                               Annual Report | 3

TOP 10 EQUITY HOLDINGS
12/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
GAME Group PLC                                                             5.0%
   SPECIALTY RETAIL, U.K.
--------------------------------------------------------------------------------
Vedior NV                                                                  2.3%
   COMMERCIAL SERVICES & SUPPLIES,
   NETHERLANDS
--------------------------------------------------------------------------------
North West Co. Fund                                                        1.9%
   DIVERSIFIED FINANCIAL SERVICES, CANADA
--------------------------------------------------------------------------------
Amer Sports OYJ                                                            1.8%
   LEISURE EQUIPMENT & PRODUCTS, FINLAND
--------------------------------------------------------------------------------
Lojas Renner SA                                                            1.8%
   MULTI-LINE RETAIL, BRAZIL
--------------------------------------------------------------------------------
Bank of Pusan                                                              1.7%
   COMMERCIAL BANKS, SOUTH KOREA
--------------------------------------------------------------------------------
Vossloh AG                                                                 1.6%
   MACHINERY, GERMANY
--------------------------------------------------------------------------------
Open Text Corp.                                                            1.5%
   INTERNET SOFTWARE & SERVICES, CANADA
--------------------------------------------------------------------------------
Youngone Corp.                                                             1.5%
   TEXTILES, APPAREL & LUXURY GOODS,
   SOUTH KOREA
--------------------------------------------------------------------------------
OPG Groep NV                                                               1.5%
   HEALTH CARE PROVIDERS & SERVICES,
   NETHERLANDS
--------------------------------------------------------------------------------

competitors lost market share. Recent sales figures indicate to us that the company was competing well and had the potential to benefit from a pending upgrade cycle in wireless access equipment.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund's performance was positively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

The Fund also had some underperformers during the year under review. Osim International is a dominant player in Asia's healthy lifestyle products segment with franchise outlets in Hong Kong, China, Taiwan, Singapore and Malaysia. Osim's sales are driven by its flagship massage chair product line, and it has a number of newer products that were gaining traction in the marketplace. The company's purchase of U.S.-based Brookstone in 2005 widened its global reach and gave Osim direct access to a retail network of more than 300 stores. Our analysis indicated that the company's recent stock price weakness appeared relatively isolated to a single product and single market as the company received negative publicity from imitation products spreading to Hong Kong and Taiwan. At period-end, we continued to hold the stock because we remained confident in its long-term prospects.

U.K.-based Fiberweb is one of the world's largest producers of nonwoven fabrics. The company was spun off from BBA Group in November 2006 and its stock price has declined in value since being added to the portfolio. However, we believed the stock remained attractively valued based on its restructuring potential. The company's new management, which assumed control last year, has set out a clearly defined restructuring plan. After completing a review of the company's business lines, Fiberweb shut down its underperforming sites and invested in equipment upgrades to boost the company's competitive edge. We believe these changes are positive and could contribute to higher margins.

Shares of Takuma, a Japanese environmental equipment company, with a focus on designing, constructing and running waste and biomass power plants, declined during the period on lower-than-expected earnings. However, at


4 | Annual Report
period-end, we believed the stock remained attractively valued, due to the company's strong network. Based on our analysis, we believe the company's margins should improve if domestic municipal demand for environmental products improves.

Thank you for your continued participation in TIFI Foreign Smaller Companies Series. We look forward to serving your future investment needs.

[PHOTO OMITTED] /s/ Harlan B. Hodes

                Harlan B. Hodes, CPA

[PHOTO OMITTED] /s/ Cynthia L. Sweeting

                Cynthia L. Sweeting, CFA

                Portfolio Management Team
                TIFI Foreign Smaller Companies Series

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 5

--------------------------------------------------------------------------------
HARLAN B. HODES assumed lead portfolio manager responsibilities for TIFI Foreign Smaller Companies Series in December 2007. Mr. Hodes has global research responsibilities for leisure equipment and products, small cap financial services and consumer goods, and Latin American banks. He also has country research coverage of the U.S., Israel and Egypt. Prior to joining Templeton in 2001, Mr. Hodes worked for Kaufman, Rossin & Co. in Miami. In this position, he was responsible for the analysis and reporting of hedge funds, taxation of individuals, corporations, S corporations, and partnerships. His responsibilities also included valuations, cash flow and financial analysis of other various entities. Prior to working for Kaufman, Rossin & Co., Mr. Hodes was with Arthur Andersen, where his responsibilities included the financial reporting and taxation of international banks.

Mr. Hodes earned a B.A. from the University of Michigan and an M.B.A. from the Leonard N. Stern School of Business at New York University. He is a Certified Public Accountant (CPA) and a member of the American Institute of Certified Public Accountants (AICPA).

--------------------------------------------------------------------------------


6 | Annual Report

Performance Summary as of 12/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------
SYMBOL: TFSCX                                      CHANGE   12/31/07   12/31/06
--------------------------------------------------------------------------------
Net Asset Value (NAV)                              -$2.22    $ 20.20   $  22.42
--------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/07-12/31/07)
--------------------------------------------------------------------------------
Dividend Income                        $  0.3852
--------------------------------------------------------------------------------
Short-Term Capital Gain                $  0.3021
--------------------------------------------------------------------------------
Long-Term Capital Gain                 $  4.6698
--------------------------------------------------------------------------------
           TOTAL                       $  5.3571
--------------------------------------------------------------------------------

PERFORMANCE 1

THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------
                                                        1-YEAR       5-YEAR   INCEPTION (10/21/02)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 2                               +15.09%     +205.18%          +208.24%
--------------------------------------------------------------------------------------------------
Average Annual Total Return 3                           +15.09%      +25.00%           +24.20%
--------------------------------------------------------------------------------------------------
Value of $1,000,000 Investment 4                   $ 1,150,860   $3,051,732      $  3,082,249
--------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 5
--------------------------------------------------------------------------------------------------
         Without Waiver                    1.07%
--------------------------------------------------------------------------------------------------
         With Waiver                       0.95%
--------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL
1-800/321-8563.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) UNTIL 4/30/08.


                                                               Annual Report | 7

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $1,000,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------
                                12/31/07
-----------------------------------------
1-Year                            +15.09%
-----------------------------------------
5-Year                            +25.00%
-----------------------------------------
Since Inception (10/21/02)        +24.20%
-----------------------------------------

10/21/02-12/31/07
$ Millions

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

     Date           TIFI Foreign Smaller     S&P/Citigroup Global Equity ex-U.S.
                      Companies Series           less than $2 Billion Index 6
--------------------------------------------------------------------------------
    Oct-02              $1,012,000                      $1,002,640
    Nov-02              $1,032,000                      $1,039,233
    Dec-02              $1,010,000                      $1,034,512
    Jan-03              $  979,000                      $1,035,387
    Feb-03              $  946,000                      $1,024,301
    Mar-03              $  950,000                      $1,011,659
    Apr-03              $1,022,000                      $1,085,278
    May-03              $1,106,999                      $1,178,455
    Jun-03              $1,152,999                      $1,238,670
    Jul-03              $1,217,999                      $1,285,780
    Aug-03              $1,286,999                      $1,366,071
    Sep-03              $1,316,999                      $1,435,074
    Oct-03              $1,411,999                      $1,540,404
    Nov-03              $1,430,999                      $1,547,557
    Dec-03              $1,527,201                      $1,646,986
    Jan-04              $1,580,250                      $1,711,255
    Feb-04              $1,624,117                      $1,773,391
    Mar-04              $1,603,946                      $1,842,141
    Apr-04              $1,566,860                      $1,766,102
    May-04              $1,569,951                      $1,740,645
    Jun-04              $1,619,398                      $1,805,172
    Jul-04              $1,575,101                      $1,744,466
    Aug-04              $1,572,011                      $1,768,308
    Sep-04              $1,622,489                      $1,835,435
    Oct-04              $1,662,664                      $1,890,958
    Nov-04              $1,779,072                      $2,039,434
    Dec-04              $1,852,238                      $2,140,642
    Jan-05              $1,852,238                      $2,165,408
    Feb-05              $1,931,848                      $2,266,644
    Mar-05              $1,892,013                      $2,211,030
    Apr-05              $1,812,423                      $2,149,636
    May-05              $1,833,936                      $2,158,960
    Jun-05              $1,882,336                      $2,218,226
    Jul-05              $1,973,757                      $2,315,094
    Aug-05              $1,981,285                      $2,370,042
    Sep-05              $2,043,668                      $2,485,124
    Oct-05              $1,951,161                      $2,398,179
    Nov-05              $2,008,169                      $2,500,889
    Dec-05              $2,079,648                      $2,680,780
    Jan-06              $2,211,196                      $2,870,701
    Feb-06              $2,254,665                      $2,845,261
    Mar-06              $2,326,139                      $2,953,665
    Apr-06              $2,444,620                      $3,113,736
    May-06              $2,321,530                      $2,939,051
    Jun-06              $2,282,410                      $2,856,163
    Jul-06              $2,285,858                      $2,824,901
    Aug-06              $2,356,022                      $2,913,031
    Sep-06              $2,375,581                      $2,922,326
    Oct-06              $2,454,958                      $3,045,956
    Nov-06              $2,553,904                      $3,192,351
    Dec-06              $2,678,214                      $3,300,366
    Jan-07              $2,711,646                      $3,355,218
    Feb-07              $2,735,531                      $3,435,390
    Mar-07              $2,854,769                      $3,553,586
    Apr-07              $3,010,631                      $3,718,884
    May-07              $3,147,307                      $3,835,955
    Jun-07              $3,204,839                      $3,879,745
    Jul-07              $3,289,964                      $3,958,668
    Aug-07              $3,185,636                      $3,770,915
    Sep-07              $3,287,542                      $3,957,751
    Oct-07              $3,369,053                      $4,186,221
    Nov-07              $3,099,318                      $3,853,207
    Dec-07              $3,082,249                      $3,790,133

ENDNOTES

THE FUND INVESTS IN FOREIGN SECURITIES, WHICH CAN INVOLVE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS CARRY SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. ADDITIONALLY, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Source: Standard & Poor's Micropal. The S&P/Citigroup Global Equity ex-U.S. less than $2 Billion Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of global developed and emerging market equity securities, excluding the U.S., with market capitalizations less than $2 billion.


8 | Annual Report

Your Fund's Expenses

As a Fund Shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases, if applicable, and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                               Annual Report | 9

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES, IF APPLICABLE. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                                       VALUE 7/1/07     VALUE 12/31/07   PERIOD* 7/1/07-12/31/07
----------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000           $  961.80              $4.70
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000           $1,020.42              $4.84
----------------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.95% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


10 | Annual Report

Templeton Institutional Funds, Inc.

FINANCIAL HIGHLIGHTS

FOREIGN SMALLER COMPANIES SERIES

                                                           ----------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                               2007          2006           2005         2004         2003
                                                           ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $  22.42      $  18.18       $  17.45      $ 14.97      $ 10.10
                                                           ----------------------------------------------------------------
Income from investment operations a:
   Net investment income b .............................       0.33          0.30           0.38         0.21         0.17
   Net realized and unrealized gains (losses) ..........       2.81          4.89           1.74         2.93         4.99
                                                           ----------------------------------------------------------------
Total from investment operations .......................       3.14          5.19           2.12         3.14         5.16
                                                           ----------------------------------------------------------------
Less distributions from:
   Net investment income ...............................      (0.39)        (0.33)         (0.36)       (0.16)       (0.13)
   Net realized gains ..................................      (4.97)        (0.62)         (1.03)       (0.50)       (0.16)
                                                           ----------------------------------------------------------------
Total distributions ....................................      (5.36)        (0.95)         (1.39)       (0.66)       (0.29)
                                                           ----------------------------------------------------------------
Redemption fees ........................................         -- c          -- c           -- c         --           --
                                                           ----------------------------------------------------------------
Net asset value, end of year ...........................   $  20.20      $  22.42       $  18.18      $ 17.45      $ 14.97
                                                           ================================================================

Total return ...........................................      15.09%        28.78%         12.28%       21.28%       51.21%

RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by affiliates ......       1.07%         1.07%          1.07%        1.16%        1.58%
Expenses net of waiver and payments by affiliates ......       0.95% d       0.95% d        0.95% d      0.95% d      0.95%
Net investment income ..................................       1.34%         1.45%          2.12%        1.34%        1.40%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $135,730      $170,757       $131,567      $97,495      $33,583
Portfolio turnover rate ................................      20.95%        17.30%         24.59%       27.51%       12.58%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Benefit of expense reduction rounds to less than 0.01%.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 11

Templeton Institutional Funds, Inc.

STATEMENT OF INVESTMENTS, DECEMBER 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
     FOREIGN SMALLER COMPANIES SERIES                                    INDUSTRY                           SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 97.7%
     COMMON STOCKS 96.8%
     AUSTRALIA 3.4%
     Billabong International Ltd. ..................         Textiles, Apparel & Luxury Goods                72,226   $     937,822
     Downer EDI Ltd. ...............................          Commercial Services & Supplies                174,936         824,593
     Iluka Resources Ltd. ..........................                  Metals & Mining                       346,251       1,395,492
     PaperlinX Ltd. ................................              Paper & Forest Products                   626,803       1,460,801
                                                                                                                      --------------
                                                                                                                          4,618,708
                                                                                                                      --------------
     BAHAMAS 1.4%
   a Steiner Leisure Ltd. ..........................           Diversified Consumer Services                 43,710       1,930,234
                                                                                                                      --------------
     BELGIUM 0.9%
     Barco NV ......................................        Electronic Equipment & Instruments               15,620       1,189,901
                                                                                                                      --------------
     BRAZIL 3.2%
   b Companhia de Saneamento de Minas Gerais,
        144A .......................................                  Water Utilities                       106,900       1,861,741
     Lojas Renner SA ...............................                 Multiline Retail                       122,000       2,467,416
                                                                                                                      --------------
                                                                                                                          4,329,157
                                                                                                                      --------------
     CANADA 9.7%
     CAE Inc. ......................................                Aerospace & Defense                      57,320         767,728
     Dorel Industries Inc., B ......................                Household Durables                       50,800       1,502,913
   a GSI Group Inc. ................................        Electronic Equipment & Instruments              113,780       1,051,327
     Linamar Corp. .................................                  Auto Components                        59,490       1,220,630
   a MDS Inc. ......................................               Health Care Services                      86,890       1,677,906
   a Mega Brands Inc. ..............................           Leisure Equipment & Products                  69,800         435,482
     North West Co. Fund ...........................          Diversified Financial Services                122,350       2,576,891
   a Open Text Corp. ...............................           Internet Software & Services                  66,100       2,087,263
   a Saxon Energy Services Inc. ....................            Energy Equipment & Services                 352,200       1,807,517
                                                                                                                      --------------
                                                                                                                         13,127,657
                                                                                                                      --------------
     CAYMAN ISLANDS 1.5%
   a Ju Teng International Holdings Ltd. ...........        Electronic Equipment & Instruments            1,946,000         591,429
     Stella International Holdings Ltd. ............         Textiles, Apparel & Luxury Goods               641,000       1,433,559
                                                                                                                      --------------
                                                                                                                          2,024,988
                                                                                                                      --------------
     CHINA 5.0%
   a AAC Acoustic Technologies Holdings Inc. .......             Communications Equipment                   694,000         934,458
     Bio-Treat Technology Ltd. .....................          Commercial Services & Supplies              2,472,000       1,337,653
     People's Food Holdings Ltd. ...................                   Food Products                      1,468,000       1,130,445
     Sinotrans Ltd., H .............................              Air Freight & Logistics                 3,424,000       1,510,440
     Travelsky Technology Ltd., H ..................                    IT Services                       1,126,000       1,197,028
     Weiqiao Textile Co. Ltd., H ...................         Textiles, Apparel & Luxury Goods               470,500         673,341
                                                                                                                      --------------
                                                                                                                          6,783,365
                                                                                                                      --------------
     DENMARK 1.1%
   a Vestas Wind Systems AS ........................               Electrical Equipment                      14,250       1,539,485
                                                                                                                      --------------


12 | Annual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
     FOREIGN SMALLER COMPANIES SERIES                                    INDUSTRY                           SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     FINLAND 4.0%
     Amer Sports OYJ ...............................           Leisure Equipment & Products                  92,970   $   2,508,645
     Elcoteq SE, A .................................             Communications Equipment                    53,770         318,585
     Huhtamaki OYJ .................................              Containers & Packaging                    126,770       1,502,215
     Konecranes OYJ ................................                     Machinery                           31,300       1,077,079
                                                                                                                      --------------
                                                                                                                          5,406,524
                                                                                                                      --------------
     GERMANY 3.9%
     Celesio AG ....................................            Health Care Providers & Services             25,800       1,598,671
   a Jenoptik AG ...................................        Electronic Equipment & Instruments              128,600       1,118,528
   a Thiel Logistik AG .............................           Air Freight & Logistics                      112,430         410,187
     Vossloh AG ....................................                     Machinery                           18,700       2,202,290
                                                                                                                      --------------
                                                                                                                          5,329,676
                                                                                                                      --------------
     HONG KONG 5.5%
     Dah Sing Financial Group ......................                 Commercial Banks                       103,600       1,024,296
   c Fountain Set (Holdings) Ltd. ..................         Textiles, Apparel & Luxury Goods             2,470,000         627,153
     Giordano International Ltd. ...................                 Specialty Retail                     1,276,000         611,975
     Hang Lung Group Ltd. ..........................       Real Estate Management & Development             267,000       1,458,586
     Hopewell Holdings Ltd. ........................           Transportation Infrastructure                289,000       1,334,171
     Texwinca Holdings Ltd. ........................         Textiles, Apparel & Luxury Goods             1,095,000         984,336
     Yue Yuen Industrial Holdings Ltd. .............         Textiles, Apparel & Luxury Goods               377,500       1,355,458
                                                                                                                      --------------
                                                                                                                          7,395,975
                                                                                                                      --------------
     INDIA 1.3%
     Hindustan Petroleum Corp. Ltd. ................            Oil, Gas & Consumable Fuels                 106,787       1,000,527
     Tata Motors Ltd., ADR .........................                     Machinery                           38,580         727,619
                                                                                                                      --------------
                                                                                                                          1,728,146
                                                                                                                      --------------
     INDONESIA 0.6%
     PT Indosat Tbk ................................      Diversified Telecommunication Services            915,400         843,035
                                                                                                                      --------------
     JAPAN 5.4%
     Descente Ltd. .................................         Textiles, Apparel & Luxury Goods               261,900       1,345,726
     Japan Airport Terminal Co. Ltd. ...............           Transportation Infrastructure                 49,900         851,542
     MEITEC Corp. ..................................          Commercial Services & Supplies                 20,000         604,403
     Sangetsu Co. Ltd. .............................                Household Durables                       22,100         478,604
     Sohgo Security Services Co. Ltd. ..............          Commercial Services & Supplies                102,600       1,621,138
     Takuma Co. Ltd. ...............................                     Machinery                          281,000       1,138,968
     USS Co. Ltd. ..................................                 Specialty Retail                        21,540       1,342,447
                                                                                                                      --------------
                                                                                                                          7,382,828
                                                                                                                      --------------
     NETHERLANDS 8.0%
     Aalberts Industries NV ........................                     Machinery                           90,788       1,801,884
     Draka Holding NV ..............................               Electrical Equipment                      34,565       1,160,176
     Imtech NV .....................................            Construction & Engineering                   61,470       1,519,624
     OPG Groep NV ..................................         Health Care Providers & Services                72,640       2,014,136
     SBM Offshore NV ...............................            Energy Equipment & Services                  39,020       1,229,987
     Vedior NV .....................................          Commercial Services & Supplies                125,870       3,163,114
                                                                                                                      --------------
                                                                                                                         10,888,921
                                                                                                                      --------------


                                                              Annual Report | 13

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
     FOREIGN SMALLER COMPANIES SERIES                                    INDUSTRY                           SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     NORWAY 0.7%
     Tomra Systems ASA .............................          Commercial Services & Supplies                137,060   $     970,984
                                                                                                                      --------------
     RUSSIA 0.7%
 a,d X 5 Retails Group NV, GDR, Reg S ..............             Food & Staples Retailing                    27,518         990,648
                                                                                                                      --------------
     SINGAPORE 2.0%
     Cerebos Pacific Ltd. ..........................                   Food Products                        435,358       1,322,882
     Osim International Ltd. .......................                 Specialty Retail                     1,121,360         466,763
     Venture Corp. Ltd. ............................        Electronic Equipment & Instruments               99,000         879,115
                                                                                                                      --------------
                                                                                                                          2,668,760
                                                                                                                      --------------
     SOUTH AFRICA 1.4%
     Foschini Ltd. .................................                 Specialty Retail                        73,352         516,082
     JD Group Ltd. .................................                 Specialty Retail                        51,840         385,118
     Massmart Holdings Ltd. ........................             Food & Staples Retailing                    91,956         964,433
                                                                                                                      --------------
                                                                                                                          1,865,633
                                                                                                                      --------------
     SOUTH KOREA 9.2%
     Bank of Pusan .................................                 Commercial Banks                       140,160       2,350,849
   a Binggrae Co. Ltd. .............................                   Food Products                         34,190       1,377,024
     Daeduck Electronics Co. Ltd. ..................        Electronic Equipment & Instruments               54,600         330,732
     Daegu Bank Co. Ltd. ...........................                 Commercial Banks                        94,590       1,571,363
     Halla Climate Control Corp. ...................                  Auto Components                       134,760       1,249,631
   a Hansol Paper Co. Ltd. .........................              Paper & Forest Products                    39,720         717,128
     INTOPS Co. Ltd. ...............................        Electronic Equipment & Instruments               25,968         835,038
     People & Telecommunication ....................             Communications Equipment                   117,936       1,285,131
     Sindo Ricoh Co. ...............................                Office Electronics                        9,657         670,589
     Youngone Corp. ................................         Textiles, Apparel & Luxury Goods               189,680       2,066,915
                                                                                                                      --------------
                                                                                                                         12,454,400
                                                                                                                      --------------
     SPAIN 0.7%
     Sol Melia SA ..................................           Hotels, Restaurants & Leisure                 57,777         878,582
                                                                                                                      --------------
     SWEDEN 2.3%
     D. Carnegie & Co. AB ..........................                  Capital Markets                        86,860       1,685,963
     Securitas Systems AB, B .......................          Commercial Services & Supplies                413,690       1,471,591
                                                                                                                      --------------
                                                                                                                          3,157,554
                                                                                                                      --------------
     SWITZERLAND 2.0%
     Verwaltungs-und Privat-Bank AG ................                  Capital Markets                         5,090       1,258,800
     Vontobel Holding AG ...........................                  Capital Markets                        30,640       1,480,357
                                                                                                                      --------------
                                                                                                                          2,739,157
                                                                                                                      --------------
     TAIWAN 7.2%
     D-Link Corp. ..................................             Communications Equipment                 1,055,448       1,864,853
     Giant Manufacturing Co. Ltd. ..................           Leisure Equipment & Products                 708,000       1,584,977
     KYE Systems Corp. .............................              Computers & Peripherals                   975,279       1,560,807
     Pihsiang Machinery Manufacturing Co. Ltd. .....         Health Care Equipment & Supplies               361,000         717,993
     Simplo Technology Co. Ltd. ....................              Computers & Peripherals                   318,500       1,595,938
   a Ta Chong Bank Ltd. ............................                 Commercial Banks                     3,036,000         931,489


14 | Annual Report

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
     FOREIGN SMALLER COMPANIES SERIES                                    INDUSTRY                           SHARES        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONTINUED)
     COMMON STOCKS (CONTINUED)
     TAIWAN (CONTINUED)
     Taiwan Fu Hsing ...............................                 Building Products                      465,110   $     308,352
     Test-Rite International Co. Ltd. ..............                   Distributors                       1,980,171       1,175,402
                                                                                                                      --------------
                                                                                                                          9,739,811
                                                                                                                      --------------
     THAILAND 3.6%
     Bank of Ayudhya Public Co. Ltd. ...............                 Commercial Banks                     2,145,700       1,672,098
     Glow Energy Public Co. Ltd., fgn. .............   Independent Power Producers & Energy Traders       1,490,900       1,482,712
   a Total Access Communication Public Co. Ltd.,
           fgn. ....................................        Wireless Telecommunication Services           1,544,000       1,775,600
                                                                                                                      --------------
                                                                                                                          4,930,410
                                                                                                                      --------------
     UNITED KINGDOM 12.1%
     Bodycote International PLC ....................                     Machinery                          404,120       1,499,540
   b Bodycote International PLC, 144A ..............                     Machinery                           26,520          98,406
     Burberry Group PLC ............................         Textiles, Apparel & Luxury Goods               117,890       1,334,006
     Electrocomponents PLC .........................        Electronic Equipment & Instruments              158,120         655,058
     Fiberweb PLC ..................................                 Personal Products                      246,970         186,472
     FKI PLC .......................................                     Machinery                        1,205,250       1,406,928
     Future PLC ....................................                       Media                            981,830         629,148
     GAME Group PLC ................................                 Specialty Retail                     1,359,330       6,752,302
     John Wood Group PLC ...........................            Energy Equipment & Services                 205,260       1,765,953
     Kingfisher PLC ................................                 Specialty Retail                       308,940         893,763
     Yule Catto & Company PLC ......................                     Chemicals                          324,690       1,212,869
                                                                                                                      --------------
                                                                                                                         16,434,445
                                                                                                                      --------------
     TOTAL COMMON STOCKS (COST $88,053,517) ........                                                                    131,348,984
                                                                                                                      --------------
     PREFERRED STOCK (COST $312,943) 0.9%
     GERMANY 0.9%
     Hugo Boss AG, pfd. ............................         Textiles, Apparel & Luxury Goods                22,130       1,247,895
                                                                                                                      --------------

     TOTAL LONG TERM INVESTMENTS
        (COST $88,366,460) .........................                                                                    132,596,879
                                                                                                                      --------------


                                                              Annual Report | 15

Templeton Institutional Funds, Inc.

------------------------------------------------------------------------------------------------------------------------------------
     FOREIGN SMALLER COMPANIES SERIES                                                              PRINCIPAL AMOUNT       VALUE
------------------------------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENT 1.6%
     U.S. GOVERNMENT AND AGENCY SECURITY (COST $2,215,600) 1.6%
   e FHLB, 1/02/08 .............................................................................     $ 2,216,000      $   2,216,000
                                                                                                                      --------------
     TOTAL INVESTMENTS (COST $90,582,060) 99.3% ................................................                        134,812,879
     OTHER ASSETS, LESS LIABILITIES 0.7% .......................................................                            916,970
                                                                                                                      --------------
     NET ASSETS 100.0% .........................................................................                      $ 135,729,849
                                                                                                                      ==============

SELECTED PORTFOLIO ABBREVIATIONS

ADR   -  American Depository Receipt
FHLB  -  Federal Home Loan Bank
GDR   -  Global Depository Receipt

a Non-income producing for the twelve months ended December 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2007, the aggregate value of these securities was $1,960,147, representing 1.44% of net assets.

c A portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(c).

d Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Directors. At December 31, 2007, the value of this security was $990,648, representing 0.73% of net assets.

e The security is traded on a discount basis with no stated coupon rate.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

                                                                                    -----------------
                                                                                     FOREIGN SMALLER
                                                                                    COMPANIES SERIES
                                                                                    -----------------
Assets:
   Investments in securities:
      Cost ......................................................................   $     90,582,060
                                                                                    =================
      Value .....................................................................   $    134,812,879
   Cash .........................................................................              2,098
   Foreign currency, at value (cost $790,149) ...................................            791,413
   Receivables:
      Capital shares sold .......................................................            342,808
      Dividends .................................................................            187,200
                                                                                    -----------------
         Total assets ...........................................................        136,136,398
                                                                                    -----------------
Liabilities:
   Payables:
      Investment securities purchased ...........................................            139,733
      Capital shares redeemed ...................................................            107,699
      Affiliates ................................................................            107,478
   Accrued expenses and other liabilities .......................................             51,639
                                                                                    -----------------
         Total liabilities ......................................................            406,549
                                                                                    -----------------
            Net assets, at value ................................................   $    135,729,849
                                                                                    =================
Net assets consist of:
   Paid-in capital ..............................................................   $     88,975,534
   Undistributed net investment income ..........................................            309,079
   Net unrealized appreciation (depreciation) ...................................         44,234,979
   Accumulated net realized gain (loss) .........................................          2,210,257
                                                                                    -----------------
            Net assets, at value ................................................   $    135,729,849
                                                                                    =================
   Shares outstanding ...........................................................          6,718,643
                                                                                    =================
   Net asset value per share a ..................................................   $          20.20
                                                                                    =================

a Redemption price is equal to net asset value less redemption fees retained by the Fund.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17

Templeton Institutional Funds, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 2007

                                                                                    -----------------
                                                                                     FOREIGN SMALLER
                                                                                    COMPANIES SERIES
                                                                                    -----------------
Investment income:
   Dividends (net of foreign taxes of $350,400) .................................   $      3,132,266
   Interest (net of foreign taxes of $220) ......................................            299,126
                                                                                    -----------------
      Total investment income ...................................................          3,431,392
                                                                                    -----------------
Expenses:
   Management fees (Note 3a) ....................................................          1,125,723
   Administrative fees (Note 3b) ................................................            300,193
   Transfer agent fees (Note 3c) ................................................             17,815
   Custodian fees (Note 4) ......................................................             64,471
   Reports to shareholders ......................................................             19,156
   Registration and filing fees .................................................             14,861
   Professional fees ............................................................             38,937
   Directors' fees and expenses .................................................             10,356
   Other ........................................................................             17,025
                                                                                    -----------------
      Total expenses ............................................................          1,608,537
      Expense reductions (Note 4) ...............................................             (1,902)
      Expenses waived/paid by affiliates (Note 3d) ..............................           (180,641)
                                                                                    -----------------
            Net expenses ........................................................          1,425,994
                                                                                    -----------------
               Net investment income ............................................          2,005,398
                                                                                    -----------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...............................................................         30,448,929
      Foreign currency transactions .............................................           (155,776)
                                                                                    -----------------
            Net realized gain (loss) ............................................         30,293,153
                                                                                    -----------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...............................................................        (12,886,336)
      Translation of assets and liabilities denominated in foreign currencies ...             10,756
   Change in deferred taxes on unrealized appreciation (depreciation) ...........             17,081
                                                                                    -----------------
            Net change in unrealized appreciation (depreciation) ................        (12,858,499)
                                                                                    -----------------
Net realized and unrealized gain (loss) .........................................         17,434,654
                                                                                    -----------------
Net increase (decrease) in net assets resulting from operations .................   $     19,440,052
                                                                                    =================


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Templeton Institutional Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                ---------------------------------
                                                                                                FOREIGN SMALLER COMPANIES SERIES
                                                                                                     YEAR ENDED DECEMBER 31,
                                                                                                ---------------------------------
                                                                                                     2007              2006
                                                                                                ---------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................................................   $     2,005,398   $    2,136,691
      Net realized gain (loss) from investments and foreign currency transactions ...........        30,293,153        4,316,115
      Net change in unrealized appreciation (depreciation) on investments, translation of
        assets and liablilities denominated in foreign currencies, and deferred taxes .......       (12,858,499)      31,550,414
                                                                                                ---------------------------------
           Net increase (decrease) in net assets resulting from operations ..................        19,440,052       38,003,220
                                                                                                ---------------------------------
   Distributions to shareholders from:
      Net investment income .................................................................        (2,190,031)      (2,432,984)
      Net realized gains ....................................................................       (27,624,200)      (4,533,082)
                                                                                                ---------------------------------
   Total distributions to shareholders ......................................................       (29,814,231)      (6,966,066)
                                                                                                ---------------------------------

   Capital share transactions: (Note 2) .....................................................       (24,652,937)       8,152,453
                                                                                                ---------------------------------

   Redemption fees ..........................................................................                10              300
                                                                                                ---------------------------------
           Net increase (decrease) in net assets ............................................       (35,027,106)      39,189,907
Net assets:
   Beginning of year ........................................................................       170,756,955      131,567,048
                                                                                                ---------------------------------
   End of year ..............................................................................   $   135,729,849   $  170,756,955
                                                                                                =================================
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
   End of year ..............................................................................   $       309,079   $     (345,904)
                                                                                                =================================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Templeton Institutional Funds, Inc.

NOTES TO FINANCIAL STATEMENTS

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds, Inc. (TIFI) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of three separate funds. The Foreign Smaller Companies Series (Fund) included in this report is diversified. The financial statements of the remaining funds in TIFI are presented separately.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


20 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                              Annual Report | 21

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by TIFI are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of TIFI. Fund specific expenses are charged directly to the fund that incurred the expense.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


22 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under TIFI's organizational documents, its officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, TIFI, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

At December 31, 2007, there were 1.2 billion shares of TIFI authorized ($0.01 par value) of which 60 million shares were allocated to the Fund. Transactions in the Fund's shares were as follows:

                                                        --------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31,
                                                                  2007                            2006
                                                        --------------------------------------------------------
                                                          SHARES        AMOUNT          SHARES        AMOUNT
                                                        --------------------------------------------------------
Shares sold .........................................      417,004   $ 10,235,055       727,781    $ 14,831,483
Shares issued in reinvestment
   of distributions .................................    1,265,199     24,546,890       269,840       5,836,582
Shares redeemed .....................................   (2,581,541)   (59,434,882)     (618,009)    (12,515,612)
                                                        --------------------------------------------------------
Net increase (decrease) .............................     (899,338)  $(24,652,937)      379,612    $  8,152,453
                                                        ========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and directors of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
--------------------------------------------------------------------------------
Templeton Investment Counsel, LLC (TIC)                         Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                                                              Annual Report | 23

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

 -----------------------------------------------------------------------
 ANNUALIZED FEE RATE   NET ASSETS
 -----------------------------------------------------------------------
       0.750%          Up to and including $1 billion
       0.730%          Over $1 billion, up to and including $5 billion
       0.710%          Over $5 billion, up to and including $10 billion
       0.690%          Over $10 billion, up to and including $15 billion
       0.670%          Over $15 billion, up to and including $20 billion
       0.650%          In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. TRANSFER AGENT FEES

For the year ended December 31, 2007, the Fund paid transfer agent fees of $17,815, of which $10,969 was retained by Investor Services.

D. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TIC have agreed in advance to waive a portion of their respective fees and to assume payment of other expenses through April 30, 2008. Total expenses waived are not subject to reimbursement by the Fund. After April 30, 2008, FT Services and TIC may discontinue this waiver at any time upon notice to the Fund's Board of Directors.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations


24 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

                                         --------------------------
                                             2007          2006
                                         --------------------------
Distributions paid from:
   Ordinary income ...................   $  3,862,682   $ 2,873,774
   Long term capital gain ............     25,951,549     4,092,292
                                         --------------------------
                                         $ 29,814,231   $ 6,966,066
                                         ==========================

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..................................   $ 90,864,835
                                                         =============

Unrealized appreciation ..............................   $ 50,824,215
Unrealized depreciation ..............................     (6,876,171)
                                                         -------------
Net unrealized appreciation (depreciation) ...........   $ 43,948,044
                                                         =============

Undistributed ordinary income ........................   $    309,079
Undistributed long term capital gains ................      2,493,031
                                                         -------------
Distributable earnings ...............................   $  2,802,110
                                                         =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $30,164,127 and $79,342,826, respectively.


                                                              Annual Report | 25

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.


26 | Annual Report

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

9. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


                                                              Annual Report | 27

Templeton Institutional Funds, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF TEMPLETON INSTITUTIONAL FUNDS, INC. - FOREIGN SMALLER COMPANIES SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Foreign Smaller Companies Series (one of the funds constituting Templeton Institutional Funds, Inc., hereafter referred to as the "Fund") at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 20, 2008


28 | Annual Report

Templeton Institutional Funds, Inc.

TAX DESIGNATION (UNAUDITED)

FOREIGN SMALLER COMPANIES SERIES

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $28,035,715 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $1,669,745 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,093,265 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended December 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At December 31, 2007, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 14, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to shareholders of record.

Record Date: 12/14/2007

------------------------------------------------------------------------------------------------------
                                FOREIGN TAX PAID   FOREIGN SOURCE INCOME   FOREIGN QUALIFIED DIVIDENDS
                                    PER SHARE            PER SHARE                 PER SHARE
------------------------------------------------------------------------------------------------------
Fund shares .................         $0.0633             $0.4593                   $0.2760


                                                              Annual Report | 29

Templeton Institutional Funds, Inc.

FOREIGN SMALLER COMPANIES SERIES

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


30 | Annual Report

Templeton Institutional Funds, Inc.

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                   NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED      BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)          Director         Since 1992       141                       Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)         Director         Since 1990       20                        Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                       Nuinsco Resources Limited (mineral
Suite 2100                                                                                   exploration), Royal Fidelity Merchant
Fort Lauderdale, FL 33394-3091                                                               Bank & Trust Limited (financial
                                                                                             services), C.A. Bancorp Inc. (financial
                                                                                             services). Victory Nickel Inc. (mineral
                                                                                             exploration), ABACO Markets Limited
                                                                                             (retail distributors) and Belize
                                                                                             Electricity Limited (electric utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company, Ltd.; Director, Provo Power
Company Ltd.; director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)          Lead             Director since   141                       Hess Corporation (exploration and
500 East Broward Blvd.           Independent      1996 and Lead                              refining of oil and gas), H.J. Heinz
Suite 2100                       Director         Independent                                Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                    Director since                             products), RTI International Metals,
                                                  December 2007                              Inc. (manufacture and distribution
                                                                                             of titanium), Canadian National
                                                                                             Railway (railroad) and White
                                                                                             Mountains Insurance Group, Ltd.
                                                                                             (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 31

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                            LENGTH OF          FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION      TIME SERVED        BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)          Director      Since 2005         20                        Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                      and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                  (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon Read, & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)            Director      Since 2003         141                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                      refining of oil and gas) and Sentient
Suite 2100                                                                                  Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)         Director      Since 2005         141                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS     Director      Since 1990         20                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)            Director      Since April 2007   34                        El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                      (investments) and ARC Wireless
Suite 2100                                                                                  Solutions, Inc. (wireless components
Fort Lauderdale, FL 33394-3091                                                              and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


32 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)      Director,        Director and         141                       None
One Franklin Parkway             Chairman of      Vice President
San Mateo, CA 94403-1906         the Board and    since 1993 and
                                 Vice President   Chairman of the
                                                  Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)      Director         Since April 2007     92                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)            Chief            Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance       Officer since 2004
San Mateo, CA 94403-1906         Officer and      and Vice President
                                 Vice President   - AML Compliance
                                 - AML            since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)          Senior Vice      Since 2002           Not Applicable            Not Applicable
500 East Broward Blvd.           President
Suite 2100                       and Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)             Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 33

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)    Vice President   Since 1996           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)               Vice President   Since 1994           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY, Vice
President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)               Vice President   Since 1993           Not Applicable            Not Applicable
17th Floor,
The Chater House
8 Connaught Road
Central Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of
Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
GARY P. MOTYL (1952)             President        Since 2005           Not Applicable            Not Applicable
500 East Broward Blvd.           and Chief
Suite 2100                       Executive
Fort Lauderdale, FL 33394-3091   Officer -
                                 Investment
                                 Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Templeton Investment Counsel, LLC; and officer and/or director, of some of the other subsidiaries of Franklin Resources,
Inc. and of six of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)        Secretary        Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                               LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                      POSITION         TIME SERVED          BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)         Treasurer        Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 18 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)             Vice President   Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)           Chief Financial  Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc.
(1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director, and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to December 31, 2007, Nicholas F. Brady ceased to be a director of the Fund.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. NIEMIEC QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MR. NIEMIEC HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. NIEMIEC IS AN INDEPENDENT BOARD MEMBER AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL FRANKLIN TEMPLETON INSTITUTIONAL SERVICES AT 1-800/321-8563 TO REQUEST THE SAI.


                                                              Annual Report | 35

Templeton Institutional Funds, Inc.

SHAREHOLDER INFORMATION

FOREIGN SMALLER COMPANIES SERIES

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


36 | Annual Report

     [LOGO](R)                    FRANKLIN TEMPLETON INSTITUTIONAL
FRANKLIN TEMPLETON
   INSTITUTIONAL                  600 Fifth Avenue
                                  New York, NY 10020

ANNUAL REPORT
TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN SMALLER COMPANIES SERIES

INVESTMENT MANAGER

Templeton Investment Counsel, LLC

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
One Franklin Parkway
San Mateo, CA 94403-1906

FRANKLIN TEMPLETON INSTITUTIONAL SERVICES

1-800/321-8563
ftinstitutional.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges, and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be identified by the presence of a regular beeping tone.


ZT458 A2007 02/08


Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $215,491 for the fiscal year ended December 31, 2007 and $221,376 for the fiscal year ended December 31, 2006.

(b)  Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended December 31, 2007 and $3,961 for the fiscal year ended December 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2007 and $5,610 for the fiscal year ended December 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2007 and $170,251 for the fiscal year ended December 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connect with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended December 31, 2007 and $179,822 for the fiscal year ended December 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.  N/A


Item 6. Schedule of Investments.   N/A


Item 7. Disclosure of Proxy Voting Policies and Procedures for
           Closed-End Management Investment Companies.  N/A


Item 8. Portfolio Managers of Closed-End Management Investment Companies.  N/A


Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura Fergerson, Chief Financial Officer and Chief Accounting Officer



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS, INC.



By /s/GALEN G. VETTER
  ----------------------------------
    Galen G. Vetter
    Chief Executive Officer -
     Finance and Administration
Date  February 27, 2008



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By /s/GALEN G. VETTER
  -------------------------------
  Galen G. Vetter
  Chief Executive Officer -
    Finance and Administration
Date  February 27, 2008



By /s/LAURA FERGERSON
  -------------------------------
Laura Fergerson
Chief Financial Officer and
Chief Accounting Officer
Date  February 27, 2008